                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               THE SESSIONS GROUP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                               THE SESSIONS GROUP

                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

Dear Shareholders of Riverside Capital Money Market Fund,
     Riverside Capital Value Equity Fund,
     Riverside Capital Fixed Income Fund and
     Riverside Capital Growth Fund (the "Funds"):

     Attached to this letter you will find a Notice of Special Meeting of Shareholders and related Proxy Statement for a Special Meeting of Shareholders to be held on December 24, 1997. The Board of Trustees of The Sessions Group (the "Group") has called this Meeting to ask you to approve, among other things, the hiring of Morgan Stanley Asset Management Inc. ("MSAM") and Miller Anderson & Sherrerd, LLP ("Miller Anderson") as sub-investment advisers for the Funds. These two sub-investment advisers are subsidiaries of Morgan Stanley, Dean Witter, Discover & Co., and have tremendous depth and experience and good performance track records in managing mutual funds, such as the Funds.

     As required by applicable federal law, you are being asked to vote on numerous issues, including a revised investment advisory agreement between the Group, on behalf of the Funds, and National Bank of Commerce, proposed sub-investment advisory agreements with MSAM and Miller Anderson and several proposals to amend the investment objectives, policies and restrictions of the Funds. Generally we are proposing that the investment objectives, policies and restrictions of the Funds be amended so that they are consistent with one another and more closely match those of certain other funds currently managed by MSAM and Miller Anderson which we believe to be similar to the Funds. In proposing to hire MSAM and Miller Anderson we anticipate that MSAM and Miller Anderson will manage the Funds in a manner substantially similar to the manner in which they currently manage their other similar funds. In addition, we are recommending that a number of investment restrictions be deleted since they are no longer required by various state regulators and may unnecessarily limit MSAM's and Miller Anderson's ability to manage the Funds based upon their respective current styles.

     The proposed investment advisory agreement with National Bank of Commerce includes somewhat higher investment advisory fees for the Value Equity Fund and the Growth Fund in order to provide for appropriate compensation of Miller Anderson and MSAM. The Board of Trustees of the Group unanimously approved each of the matters described in the attached Proxy Statement and believes that they are in the best interests of the Funds and their shareholders.

     It is important for you to read the attached Notice of Special Meeting and Proxy Statement and to complete the proxy card and return it to us before December 24th, the meeting date, if you are unable to attend in person.

     Thank you for your continued interest in the Funds.

                                          Yours Very Truly,

                                          Walter B. Grimm,
                                          Chairman of the Board

                                                                     PRELIMINARY
                                                                        COPY

                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
                         RIVERSIDE CAPITAL GROWTH FUND

                                 FOUR SERIES OF

                               THE SESSIONS GROUP

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Riverside Capital
Money Market Fund, Riverside Capital Value
Equity Fund, Riverside Capital Fixed Income
Fund and Riverside Capital Growth Fund
(collectively, the "Riverside Capital Funds"):

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Riverside Capital Funds, series of The Sessions Group (the "Group"), will be held on Wednesday, December 24, 1997, at 10:00 a.m., Eastern Time, at 3435 Stelzer Road, Columbus, Ohio, for the purpose of considering and acting on the following matters:

          1. To approve a new Investment Advisory Agreement between the Group and National Bank of Commerce ("NBC") with respect to the Riverside Capital Funds to permit, among other things, the appointment of a sub-investment adviser for the Riverside Capital Funds;

          2. To approve a Sub-Investment Advisory Agreement between NBC and Miller Anderson & Sherrerd, LLP with respect to Riverside Capital Value Equity Fund and Riverside Capital Fixed Income Fund;

          3. To approve a Sub-Investment Advisory Agreement between NBC and Morgan Stanley Asset Management Inc. with respect to Riverside Capital Money Market Fund and Riverside Capital Growth Fund;

          4. To approve an amendment of the investment objective of the Riverside Capital Money Market Fund;

          5. To approve an amendment of the investment objective of the Riverside Capital Value Equity Fund;

          6. To approve an amendment of the investment objective of the Riverside Capital Fixed Income Fund;

          7. To approve an amendment of the investment objective of the Riverside Capital Growth Fund;

          8. To approve the following matters with respect to certain fundamental policies of each of the Riverside Capital Funds:

             a. Amend such Funds' fundamental policies with respect to diversification;

             b. Amend such Funds' fundamental policies with respect to portfolio concentration;

             c. Amend such Funds' fundamental policies with respect to borrowing money or issuing senior securities;

             d. Amend such Funds' fundamental policies with respect to purchasing or selling real estate;

             e. Amend such Funds' fundamental policies with respect to purchasing securities on margin and reclassify such policies as nonfundamental policies;

             f. Reclassify such Funds' fundamental policies with respect to selling securities short to make such policies nonfundamental;

          9. To approve an amendment of the fundamental policy of the Riverside Capital Money Market Fund with respect to investing in commodities or commodity contracts;

          10. To approve the following matters with respect to certain fundamental policies of each of the Riverside Capital Money Market, Value Equity and Fixed Income Funds:

             a. Amend such Funds' fundamental policies with respect to making loans;

             b. Amend such Funds' fundamental policies with respect to underwriting securities;

             c. Reclassify such Funds' fundamental policies with respect to mortgaging or pledging assets to make such policies nonfundamental;

             d. Deleting such Funds' fundamental policies with respect to oil, gas and mineral participations;

             e. Deleting such Funds' fundamental policies with respect to options;

             f. Deleting such Funds' fundamental policies with respect to purchasing or retaining certain securities held by trustees, officers or directors of the Group or its investment adviser;

             g. Deleting such Funds' fundamental policies with respect to purchasing securities of issuers with less than three years of continuous operation;

          11. To approve the deletion of the fundamental policy of the Riverside Capital Money Market Fund with respect to investing in companies for purposes of exercising control;

          12. To approve the deletion of the fundamental policies of the Riverside Capital Value Equity Fund and the Riverside Capital Fixed Income Fund with respect to investing in warrants; and

          13. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The close of business on October 28, 1997, has been fixed as the record date for the determination of shareholders of the Riverside Capital Funds entitled to notice of and to vote at the Meeting.

     All shareholders of the Riverside Capital Funds are cordially invited to attend the Meeting in person. If you are unable to do so, please complete the enclosed proxy and return it in the enclosed envelope.

                                            By Order of the Trustees,

                                            George L. Stevens, Secretary
November   , 1997

                             YOUR VOTE IS IMPORTANT
In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

                                                                     PRELIMINARY
                                                                        COPY

                      RIVERSIDE CAPITAL MONEY MARKET FUND
                      RIVERSIDE CAPITAL VALUE EQUITY FUND
                      RIVERSIDE CAPITAL FIXED INCOME FUND
                         RIVERSIDE CAPITAL GROWTH FUND

                                 FOUR SERIES OF

                               THE SESSIONS GROUP
                               3435 Stelzer Road
                              Columbus, Ohio 43219

                                PROXY STATEMENT

                     FOR A SPECIAL MEETING OF SHAREHOLDERS

                                    GENERAL

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Trustees of The Sessions Group, an Ohio business trust (the "Group"), to be used in connection with a Special Meeting of Shareholders of Riverside Capital Money Market Fund (the "Money Market Fund"), Riverside Capital Value Equity Fund (the "Value Fund"), Riverside Capital Fixed Income Fund (the "Income Fund") and Riverside Capital Growth Fund (the "Growth Fund"), four series of the Group (collectively, the "Riverside Capital Funds" and individually a "Riverside Capital Fund") to be held at 10:00 a.m., Eastern time, on Wednesday, December 24, 1997 (the "Meeting"). All persons who are shareholders of the Riverside Capital Funds as of October 28, 1997, the record date (the "Record Date"), will be entitled to notice of and to vote at the Meeting.

     The Group knows of no other business to be voted upon at the Meeting other than Proposals 1 through 12 set forth in the accompanying Notice of Special Meeting of Shareholders and as described in this Proxy Statement. If any other matters are presented, it is the intention of the persons named on the enclosed proxies to vote proxies in accordance with their best judgment. The mailing address of the principal executive offices of the Group is: 3435 Stelzer Road, Columbus, Ohio 43219. The approximate date on which this Proxy Statement and forms of proxy are first sent to shareholders of the Riverside Capital Funds is November 26, 1997.

     The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Riverside Capital Funds were outstanding and entitled to vote at the Meeting: the Money Market Fund -- 158,363,416.940 Shares; the Value Fund -- 5,044,680.632 Shares; the
Income Fund -- 2,041,212.036 Shares; and the Growth Fund -- 2,156,423.212 Shares. Each of the Shares is entitled to one vote for each dollar of net asset value of such Share (and a proportionate fractional vote for any fractional dollar value) as of the close of business on the Record Date. As of such time, the net asset values per share of each of the Riverside Capital Funds were as follows: the Money Market Fund -- $1.00; the Value Fund -- $17.15; the Income Fund -- $8.69; and the Growth Fund -- $18.60.

     Shares represented by management proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given and the proxy is properly executed and returned to the Group, the proxies will be voted in favor of the Proposals. To revoke a management proxy, the shareholder giving such proxy must either submit to the Group a subsequently dated proxy, deliver to the Group a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the management proxy.

     In the event that (1) sufficient votes to constitute a quorum are not received by the date of the Meeting or (2) a quorum as to a particular Proposal is present at the Meeting but sufficient votes to approve such Proposal with respect to one or more of the Riverside Capital Funds are not received, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders. Any such adjournment will require the affirmative vote of the holders of a majority of the votes attributable to the Shares present at the Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies required to be voted against the Proposals.

     THE GROUP WILL FURNISH, WITHOUT CHARGE, A COPY OF THE GROUP'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS FOR THE RIVERSIDE CAPITAL FUNDS UPON REQUEST, WHICH REQUEST MAY BE MADE EITHER BY WRITING TO THE GROUP AT THE ADDRESS ABOVE OR BY CALLING TOLL-FREE (800) 874-8376. THE ANNUAL REPORT WILL BE MAILED TO YOU BY FIRST-CLASS MAIL WITHIN THREE BUSINESS DAYS OF YOUR REQUEST.

     The following table summarizes the Proposals on which shareholders of the Riverside Capital Funds are being asked to vote and indicates the manner of voting on each Proposal.

                                                                        SHAREHOLDERS ELIGIBLE TO
  PROPOSAL              BRIEF DESCRIPTION OF THE PROPOSAL                 VOTE ON THE PROPOSAL
-------------    ------------------------------------------------      --------------------------
Proposal 1       To approve a new Investment Advisory Agreement        Shareholders of each of
                 with National Bank of Commerce                        the four Riverside Capital
                                                                       Funds, Voting Separately
                                                                       by Fund
Proposal 2       To approve a Sub-Investment Advisory Agreement        Shareholders of each of
                 between National Bank of Commerce and Miller          the Value Fund and the
                 Anderson & Sherrerd, LLP for the Value Fund and       Income Fund, Voting
                 the Income Fund                                       Separately by Fund
Proposal 3       To approve a Sub-Investment Advisory Agreement        Shareholders of each of
                 between National Bank of Commerce and Morgan          the Money Market Fund and
                 Stanley Asset Management Inc. for the Money           Growth Fund, Voting
                 Market Fund and the Growth Fund                       Separately by Fund
Proposal 4       To approve an amendment of the investment             Shareholders of the Money
                 objective of the Money Market Fund                    Market Fund Only
Proposal 5       To approve an amendment of the investment             Shareholders of the Value
                 objective of the Value Fund                           Fund Only
Proposal 6       To approve an amendment of the investment             Shareholders of the Income
                 objective of the Income Fund                          Fund Only
Proposal 7       To approve an amendment of the investment             Shareholders of the Growth
                 objective of the Growth Fund                          Fund Only
Proposal 8       To approve the following matters with respect to
                 certain fundamental investment policies of each
                 of the Riverside Capital Funds:
           a.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to diversification                            the four Riverside Capital
                                                                       Funds, Voting Separately
                                                                       by Fund
           b.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to portfolio concentration                    the four Riverside Capital
                                                                       Funds, Voting Separately
                                                                       by Fund

                                                                        SHAREHOLDERS ELIGIBLE TO
  PROPOSAL              BRIEF DESCRIPTION OF THE PROPOSAL                 VOTE ON THE PROPOSAL
-------------    ------------------------------------------------      --------------------------
           c.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to borrowing money or issuing senior          the four Riverside Capital
                 securities                                            Funds, Voting Separately
                                                                       by Fund
           d.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to purchasing or selling real estate          the four Riverside Capital
                                                                       Funds, Voting Separately
                                                                       by Fund
           e.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to purchasing securities on margin and        the four Riverside Capital
                 reclassify such policies as non-fundamental           Funds, Voting Separately
                 policies                                              by Fund
           f.    Reclassify such Funds' fundamental policies with      Shareholders of each of
                 respect to selling securities short to make such      the four Riverside Capital
                 policies non-fundamental                              Funds, Voting Separately
                                                                       by Fund
Proposal 9       To approve an amendment of the fundamental            Shareholders of the Money
                 policy of the Money Market with respect to            Market Fund Only
                 investing in commodities or commodity contracts
Proposal 10      To approve the following matters with respect to
                 certain fundamental investment policies of each
                 of the Money Market, Value and Income Funds:
           a.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to making loans                               the Money Market Fund, the
                                                                       Value Fund and the Income
                                                                       Fund, Voting Separately by
                                                                       Fund
           b.    Amend such Funds' fundamental policies with           Shareholders of each of
                 respect to underwriting securities                    the Money Market Fund, the
                                                                       Value Fund and the Income
                                                                       Fund, Voting Separately by
                                                                       Fund
           c.    Reclassify such Funds' fundamental policies with      Shareholders of each of
                 respect to mortgaging or pledging assets to make      the Money Market Fund, the
                 such policies non-fundamental                         Value Fund and the Income
                                                                       Fund, Voting Separately by
                                                                       Fund
           d.    Deleting such Funds' fundamental policies with        Shareholders of each of
                 respect to oil, gas and mineral participations        the Money Market Fund, the
                                                                       Value Fund and the Income
                                                                       Fund, Voting Separately by
                                                                       Fund
           e.    Deleting such Funds' fundamental policies with        Shareholders of each of
                 respect to options                                    the Money Market Fund, the
                                                                       Value Fund and the Income
                                                                       Fund, Voting Separately by
                                                                       Fund

                                                                        SHAREHOLDERS ELIGIBLE TO
  PROPOSAL              BRIEF DESCRIPTION OF THE PROPOSAL                 VOTE ON THE PROPOSAL
-------------    ------------------------------------------------      --------------------------
           f.    Deleting such Funds' fundamental policies with        Shareholders of each of
                 respect to purchasing or retaining certain            the Money Market Fund, the
                 securities held by trustees, officers or              Value Fund and the Income
                 directors of the Group or its investment adviser      Fund, Voting Separately by
                                                                       Fund
           g.    Deleting such Funds' fundamental policies with        Shareholders of each of
                 respect to purchasing securities of issuers with      the Money Market Fund, the
                 less than three years of continuous operation         Value Fund and the Income
                                                                       Fund, Voting Separately by
                                                                       Fund
Proposal 11      To approve the deletion of the fundamental            Shareholders of the Money
                 policy of the Money Market Fund with respect to       Market Fund Only
                 investing in companies for purposes of
                 exercising control
Proposal 12      To approve the deletion of the fundamental            Shareholders of each of
                 policies of the Value Fund and the Income Fund        the Value Fund and the
                 with respect to investing in warrants                 Income Fund, Voting
                                                                       Separately by Fund

          PROPOSAL 1 -- APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

CURRENT AGREEMENT

     National Bank of Commerce ("NBC"), One Commerce Square, Memphis, Tennessee 38150, currently serves as investment adviser to each of the Riverside Capital Funds pursuant to an Investment Advisory Agreement dated as of July 19, 1988 (with respect to the Money Market Fund), an Investment Advisory Agreement dated as of September 20, 1991 (with respect to the Value Fund and the Income Fund), and an Investment Advisory Agreement dated as of April 5, 1994, as amended as of June 3, 1994 (with respect to the Growth Fund) (collectively, the "Current Investment Advisory Agreement"). Pursuant to the terms of the Current Investment Advisory Agreement, NBC is responsible for managing the investment and reinvestment of the Riverside Capital Funds' assets in conformity with their respective investment objectives, policies and restrictions, all as set forth in the Riverside Capital Funds' most recent Prospectus and Statement of Additional Information.

     The Group's Board of Trustees most recently approved the Current Investment Advisory Agreement on February 21, 1997. The Current Investment Advisory Agreement was approved by the initial shareholders of the Riverside Capital Funds as of July 20, 1988 (with respect to the Money Market Fund), October 30, 1991 (with respect to the Value Fund and the Income Fund) and April 5, 1994 (with respect to the Growth Fund). In addition, the Current Investment Advisory Agreement regarding the Money Market Fund was approved by its shareholders on October 23, 1989, and, regarding the Value Fund and the Income Fund, was approved by their respective shareholders on December 2, 1992. Since those dates, the Current Investment Advisory Agreement has not been submitted to shareholders for their approval.

     For the services provided and expenses assumed pursuant to the Current Investment Advisory Agreement, (1) the Money Market Fund pays NBC a fee computed daily and paid monthly, at the annual rate of thirty-five one-hundredths of one percent (0.35%) of the average daily net assets of the Money Market Fund; (2) the Value Fund pays NBC a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $50 million of the Value Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of the Value Fund's remaining average daily net assets or (b) such other fee as may be agreed upon in writing by NBC and the Group; (3) the Income Fund pays NBC a fee equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of the Income Fund, of sixty-five one-hundredths of one percent

(0.65%) or (b) such other fee as may be agreed upon in writing by NBC and the Group; and (4) the Growth Fund pays NBC a fee, computed daily and paid monthly, at an annual rate of one percent (1.00%) of the first $50 million of the Growth Fund's average daily net assets and seventy-five one-hundredths of one percent (0.75%) of the Growth Fund's remaining average daily net assets. NBC has in the past and may in the future periodically voluntarily waive all or a portion of its advisory fee with respect to a Riverside Capital Fund to increase the net income of that Fund available for distribution as dividends. Any such waiver may be discontinued at any time.

     As of the date hereof, NBC also provides investment advisory services to one other fund of the Group -- Riverside Capital Tennessee Municipal Obligations Fund (the "Tennessee Fund"). For its services as investment adviser to the Tennessee Fund, NBC receives a fee, computed daily and paid monthly, equal to the lesser of (a) a fee computed daily and paid monthly, at an annual rate, calculated as a percentage of the average daily net assets of that Fund of sixty-five one-hundredths of one percent (0.65%) or (b) such other fee as may be
agreed upon in writing by NBC and the Group. Prior to November   , 1997 NBC also
provided investment advisory services to Riverside Capital Low Duration
Government Securities Fund (the "Government Securities Fund"). On November   ,
1997, the Government Securities Fund's operations were terminated and such Fund was liquidated. For its services as investment adviser to the Government Securities Fund, NBC received a fee, computed daily and paid monthly, at the annual rate of fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Government Securities Fund.

     For the fiscal year ended June 30, 1997, NBC earned and voluntarily waived the amounts indicated below with respect to its investment advisory services to the Riverside Capital Funds pursuant to the Current Investment Advisory Agreement and to the Tennessee Fund and the Government Securities Fund:

                                                                     FEES          FEES
                                                                    EARNED        WAIVED
                                                                   --------      --------
     Money Market Fund..........................................   $480,718            --
     Value Fund.................................................    694,259            --
     Income Fund................................................    156,128            --
     Growth Fund................................................    332,857      $216,357
     Tennessee Fund.............................................    122,007       112,622
     Government Securities Fund.................................     35,860        35,860

     NBC will continue to provide the day-to-day management of the Tennessee Fund's portfolio with no proposed changes to the investment advisory agreement between the Group and NBC with respect to such Fund.

     Unless sooner terminated, the Current Investment Advisory Agreement continues in effect with respect to a Riverside Capital Fund from year to year for successive annual periods ending on March 31st, if, as to each Riverside Capital Fund, such continuance is approved at least annually by (a) the Group's Board of Trustees or the vote of a majority of the outstanding Shares of the relevant Riverside Capital Fund and (b) a majority of the Trustees who are not parties to the Current Investment Advisory Agreement or interested persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any party to the Current Investment Advisory Agreement, by votes cast in person at a meeting called for such purpose. The Current Investment Advisory Agreement is terminable as to a Riverside Capital Fund at any time on at least 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Riverside Capital Fund, or by NBC. The Current Investment Advisory Agreement also terminates automatically in the event of any assignment, as that term is defined in the 1940 Act.

     The Current Investment Advisory Agreement provides that NBC shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Riverside Capital Fund in connection with NBC's performance of its obligations under the Current Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith, or gross negligence on the part of NBC in the performance of its duties, or from reckless disregard by NBC of its duties and obligations thereunder.

INFORMATION REGARDING NBC

     NBC is a wholly owned subsidiary of National Commerce Bancorporation ("NCBC"), which is a publicly held bank holding company. NCBC's address is also One Commerce Square, Memphis, Tennessee 38150.

     The name, address and principal occupation of the principal executive officer and each director of NBC are as follows:

                              POSITION
          NAME                WITH NBC                     PRINCIPAL OCCUPATION
-------------------------    -----------    ---------------------------------------------------
Frank G. Barton, Jr.         Director       Chairman of the Board
                                            Barton Group, Inc.
                                            2620 Thousand Oaks Blvd.,
                                            Suite 1200
                                            Memphis, Tennessee 38118
                                            (Retail Equipment Sales)
Jack R. Blair                Director       Smith & Nephew North America
                                            1450 East Brooks Road
                                            Memphis, Tennessee 38116
                                            (Medical Devices)
R. Grattan Brown, Jr.        Director       Partner, law firm of Glankler, Brown, Gilliland,
                                            Chase, Robinson & Raines
                                            One Commerce Square
                                            Memphis, Tennessee 38103
Bruce E. Campbell, Jr.       Director       Former Chairman
                                            National Bank of Commerce
                                            and National Commerce
                                            Bancorporation
                                            One Commerce Square
                                            Memphis, Tennessee 38150
Christopher W. Canale        Director       President
                                            D. Canale Beverages, Inc.
                                            45 E.H. Crumps Blvd.
                                            Memphis, Tennessee 38106
                                            (Distribution)
John D. Canale III           Director       President
                                            D. Canale Food Services, Inc.
                                            7 West Georgia
                                            Memphis, Tennessee 38103
                                            (Distribution)
Edmond D. Cicala             Director       President
                                            Edmond Enterprises, Inc.
                                            1213 Park Place Center
                                            Suite 200
                                            Memphis, Tennessee 38119
                                            (Consulting)
John S. Evans                Director       Former President
                                            National Bank of Commerce
                                            One Commerce Square
                                            Memphis, Tennessee 38150

                              POSITION
          NAME                WITH NBC                     PRINCIPAL OCCUPATION
-------------------------    -----------    ---------------------------------------------------
Thomas C. Farnsworth, Jr.    Director       Farnsworth Investment Co.
                                            2175 Business Center Drive
                                            Suite 11
                                            Memphis, Tennessee 38134-5621
                                            (Real Estate)
Thomas M. Garrott            Chairman       Chairman of the Board and Chief Executive Officer
                                            National Commerce Bancorporation
                                            One Commerce Square
                                            Memphis, Tennessee 38150
Mackie H. Gober              President/     President
                             Director       National Bank of Commerce
                                            One Commerce Square
                                            Memphis, Tennessee 38150
Lewis E. Holland             Director       Executive Vice President and Chief Financial
                                            Officer
                                            National Commerce Bancorporation
                                            One Commerce Square
                                            Memphis, Tennessee 38150;
                                            prior thereto -- Partner Ernst & Young
                                            (Accounting)
R. Lee Jenkins               Director       Retired
                                            6075 Poplar Avenue, Suite 721
                                            Memphis, Tennessee 38119
James E. McGehee, Jr.        Director       President
                                            McGehee Realty & Development Company
                                            675 Oakleaf Office Lane,
                                            Suite 102
                                            Memphis, Tennessee 38117
                                            (Real Estate)
W. Neely Mallory, Jr.        Director       President
                                            Memphis Compress & Storage Company
                                            P.O. Box 9436
                                            Memphis, Tennessee 38109
                                            (Cotton Warehousing)
Harry J. Phillips, Sr.       Director       Chairman of the Executive Committee
                                            Browning-Ferris Industries
                                            2750 One Commerce Square
                                            Memphis, Tennessee 38103
                                            (Waste Disposal Services)
William R. Reed, Jr.         Director       Executive Vice President
                                            National Commerce Bancorporation
                                            One Commerce Square
                                            Memphis, Tennessee 38150
Rudi E. Scheidt              Director       Retired
                                            54 South White Station
                                            Memphis, Tennessee 38117

                              POSITION
          NAME                WITH NBC                     PRINCIPAL OCCUPATION
-------------------------    -----------    ---------------------------------------------------
Lucy Y. Shaw                 Director       President
                                            Common Denominator, Inc.
                                            2195 Poplar Avenue, Suite 505
                                            East Memphis, Tennessee 38104;
                                            prior thereto -- Chief Executive Officer Regional
                                            Medical Center at Memphis
                                            (Hospital)
Robert M. Solmson            Director       President
                                            RFS Hotel Investors, Inc.
                                            1213 Park Place Center, Suite 200
                                            Memphis, Tennessee 38119
                                            (Real Estate)
Sidney A. Stewart, Jr.       Director       Retired
                                            5350 Poplar Avenue
                                            Memphis, Tennessee 38119
R. Lee Taylor                Director       Private Investor
                                            1755-A Lynnfield Drive
                                            Suite 232
                                            Memphis, Tennessee 38119
Henry M. Turley, Jr.         Director       President
                                            Henry Turley Company
                                            65 Union Avenue, Suite 1200
                                            Memphis, Tennessee 38103
                                            (Real Estate Management and Investment)

     In addition to NBC's serving as investment adviser to the Riverside Capital Funds, as authorized by a Distribution and Shareholder Plan adopted by the Group pursuant to Rule 12b-1 of the 1940 Act (the "Plan"), BISYS Fund Services Limited Partnership, as distributor of the Riverside Capital Funds' Shares ("BISYS"), has entered into Rule 12b-1 Agreements with NBC Capital Markets Group, Inc., a wholly owned subsidiary of NBC (the "Capital Markets Group"), to provide certain distribution and shareholder services in connection with the distribution of the Shares of each of the Riverside Capital Funds and the Tennessee Fund, including, but not limited to, maintaining shareholder relations, answering questions about such Funds and distributing prospectuses to persons other than current shareholders. In consideration of such services BISYS has agreed to pay the Capital Markets Group a monthly fee, computed at the annual rate of up to 0.25% of the average aggregate net asset value of Shares held during the period in accounts for which the Capital Markets Group provided services under such agreement. BISYS is compensated by each Riverside Capital Fund and the Tennessee Fund, in an amount equal to its payments to the Capital Markets Group under the Rule 12b-1 Agreement with respect to that Fund.

     For the fiscal year ended June 30, 1997, the Capital Markets Group earned the amounts indicated below with respect to its distribution and shareholder services to the Riverside Capital Funds, the Tennessee Fund and the Government Securities Fund:

                                                                          FEES EARNED
                                                                          -----------
          Money Market Fund.............................................    $    43
          Value Fund....................................................      4,111
          Income Fund...................................................        394
          Growth Fund...................................................        984
          Tennessee Fund................................................        168
          Government Securities Fund....................................         14

     As authorized by an Administrative Services Plan adopted by the Group, the Group also has entered into Servicing Agreements with NBC pursuant to which NBC has agreed to provide certain administrative support services in connection with Shares of the Riverside Capital Funds and the Tennessee Fund owned of record or beneficially by NBC's customers. Such administrative support services may include, but are not limited to, (i) processing dividend and distribution payments from a Fund on behalf of customers; (ii) providing periodic statements to its customers showing their positions in the Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by NBC; (v) providing subaccounting with respect to the Shares beneficially owned by NBC's customers or the information necessary for sub-accounting; (vi) if required by law, forwarding shareholder communications from a Fund (such as proxy materials, shareholders reports, annual and semiannual financial statements and dividend, distribution and tax notices) to its customers; (vii) aggregating and processing purchase, exchange, and redemption requests from customers and placing net purchase, exchange, and redemption orders for customers; and (viii) providing customers with a service that invests the assets of their account in the Shares pursuant to specific or pre-authorized instructions. In consideration of such services, the Group, on behalf of each Riverside Capital Fund and the Tennessee Fund, has agreed to pay NBC a monthly fee, computed at the annual rate of up to twenty-five one-hundredths of one percent (0.25%) of the average aggregate net asset value of Shares of that Fund held during the period by customers for whom NBC has provided services under the Servicing Agreements.

     For the fiscal year ended June 30, 1997, NBC earned the amounts indicated below with respect to its administrative support services under the Servicing
Agreements:

                                                                          FEES EARNED
                                                                          -----------
          Money Market Fund.............................................   $ 194,676
          Value Fund....................................................     148,346
          Income Fund...................................................      56,742
          Growth Fund...................................................      69,733
          Tennessee Fund................................................      26,308
          Government Securities Fund....................................      12,993

     It is anticipated that these services provided by the Capital Markets Group and NBC will continue to be provided whether or not the proposed Investment Advisory Agreement and Sub-Investment Advisory Agreements are approved by shareholders.

REASONS FOR THE PROPOSED CHANGES

     NBC has evaluated its ability and desire to remain primarily responsible for the day-to-day management of the Riverside Capital Funds' portfolios and has determined that it is in the best interests of the Riverside Capital Funds and their shareholders to retain one or more entities affiliated with Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley") to take over the management of the day-to-day investments of the Riverside Capital Funds. Specifically, NBC has recommended to the Group's Board of Trustees that Miller Anderson & Sherrerd, LLP, a Pennsylvania limited liability partnership wholly owned by Morgan Stanley ("Miller Anderson"), be retained as sub-investment adviser for the Value Fund and the Income Fund, and that Morgan Stanley Asset Management Inc., a Delaware corporation also wholly owned by Morgan Stanley ("MSAM"), be retained as sub-investment adviser for the Money Market Fund and the Growth Fund. NBC will continue to be responsible for the day-to-day management of the Tennessee Fund.

     NBC has also proposed that the fees charged by NBC to the Value Fund and the Growth Fund be increased as described more fully below under "PROPOSED INVESTMENT ADVISORY AGREEMENT", in order both to provide the requisite financial incentive to Miller Anderson and MSAM to manage those Funds and to compensate NBC for the services it proposes to provide such Funds. Fees charged by NBC to the Money Market Fund and the Income Fund are proposed to remain unchanged.

     The Board of Trustees in making its determination to approve the proposed Investment Advisory Agreement and the Sub-Investment Advisory Agreements with Miller Anderson and MSAM, as more fully described below, considered the past performance of the Riverside Capital Funds, the level and quality of services provided by NBC and to be offered by Miller Anderson and MSAM, comparative expense and performance information, the current investment advisory fees paid by funds similar in size and investment objective to the Riverside Capital Funds and the need to improve investment management services to the Riverside Capital Funds.

PROPOSED INVESTMENT ADVISORY AGREEMENT

     A copy of the proposed Investment Advisory Agreement between NBC and the Group with respect to the Riverside Capital Funds is attached hereto as Exhibit
A. The proposed Investment Advisory Agreement was approved unanimously by the Group's Board of Trustees, including all of the Trustees who are not parties to such Agreement or interested persons of any such party (hereinafter generally referred to as the "Disinterested Trustees"), at a special meeting held on October 20, 1997, and is being submitted to the shareholders of each of the Riverside Capital Funds for their approval at the Meeting.

     The proposed Investment Advisory Agreement is the same in all material respects to the Current Investment Advisory Agreement with respect to those Funds except that (a) the proposed Investment Advisory Agreement includes references and specific requirements with respect to NBC's retention of one or more sub-investment advisers; (b) the proposed Investment Advisory Agreement would permit the Riverside Capital Funds to "pay up" for research in soft dollar transactions which fit within the safe harbor of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"); (c) the proposed Investment Advisory Agreement does not include references to state expense limitations and NBC's obligation to reimburse the Riverside Capital Funds to come within any such limitations since such state laws were preempted by the National Securities Markets Improvement Act of 1996 adopted in October 1996; (d) the proposed Investment Advisory Agreement acknowledges that the name "First Market" (which the Board has approved as the new name of each of the Riverside Capital Funds effective January 1, 1998 subject to shareholder approval of such Agreement) belongs to NBC and that NBC has granted the Group a non-exclusive license to use that name so long as the proposed Investment Advisory Agreement is in effect; and (e) the maximum investment advisory fees to be paid by the Value Fund and the Growth Fund under the Current Investment Advisory Agreement with NBC are modified as follows:

    FUND                CURRENT ADVISORY FEE                   PROPOSED ADVISORY FEE
------------    ------------------------------------    ------------------------------------
Value Fund      One percent (1.00%) of the first $50    One percent (1.00%) of the first
                million of such Fund's average daily    $250 million of such Fund's average
                net assets and seventy-five             daily net assets and seventy-five
                one-hundredths of one percent           one-hundredths of one percent
                (0.75%) of such Fund's remaining        (0.75%) of such Fund's remaining
                average daily net assets                average daily net assets
Growth Fund     One percent (1.00%) of the first $50    One percent (1.00%) of the first
                million of such Fund's average daily    $250 million of such Fund's average
                net assets and seventy-five             daily net assets and seventy-five
                one-hundredths of one percent           one-hundredths of one percent
                (0.75%) of such Fund's remaining        (0.75%) of such Fund's remaining
                average daily net assets                average daily net assets

     The table below compares the current expenses of the Value Fund (assuming the average net asset level of such Fund equaled the net assets as of June 30, 1997, which were $79,564,382), including investment advisory fees paid by such Fund, to those expenses (assuming the same net asset level) which would be borne by that Fund, on a pro forma basis, if the proposed Investment Advisory Agreement and the proposed Sub-Investment Advisory Agreement with Miller Anderson were each in effect. Such pro forma fees reflect the effect of the full proposed investment advisory fees and do not reflect any voluntary investment advisory fee waivers.

                                   VALUE FUND

                                                                       CURRENT FEES   PROPOSED FEES
                                                                       ------------   -------------
SHAREHOLDER TRANSACTION EXPENSES
Sales Charge (as a percentage of offering price).....................       4.50%          4.50%
Annual Fund Expenses (as a percentage of average net assets)
Investment Advisory Fees.............................................        .91%          1.00%
12b-1 Fees After Voluntary Fee Reduction(1)..........................        .09            .09
Other Expenses.......................................................        .59            .62
                                                                           -----          -----
Total Fund Operating Expenses........................................       1.59%          1.71%
                                                                           =====          =====

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each period:

                                                                       CURRENT FEES   PROPOSED FEES
                                                                       ------------   -------------
One Year.............................................................      $ 61           $  62
Three Years..........................................................      $ 94           $  96
Five Years...........................................................      $129           $ 134
Ten Years............................................................      $229           $ 238

---------------

(1) BISYS has agreed with the Group to reduce voluntarily the amount of its 12b-1 Fees until on or about December 31, 1997, to the extent necessary to cause the total of Rule 12b-1 fees and administrative service fees not to exceed 0.29% of the Value Fund's net assets. From January 1, 1998 until further written notice to shareholders, BISYS has agreed to reduce voluntarily the amount of its 12b-1 fees to the extent necessary to cause the total of Rule 12b-1 fees and administrative service fees not to exceed 0.32% of the Value Fund's net assets.

     As described above, NBC earned $694,259 in connection with serving as investment adviser to the Value Fund for the fiscal year ended June 30, 1997, all of which it retained. Had the proposed Investment Advisory Agreement with the amended fees for the Value Fund and the proposed Sub-Investment Advisory Agreement with Miller Anderson been in place throughout such fiscal year, NBC would have earned $759,150 of investment advisory fees, from which it would have paid $425,124 to Miller Anderson for its services as sub-investment adviser, and with NBC retaining the difference, or $334,026. While the $759,150 that NBC would have earned under the proposed Investment Advisory Agreement during the past fiscal year would have resulted in a 9.35% increase in the amount of fees earned by NBC during that time, after taking into account the sub-investment advisory fees that NBC would have paid to Miller Anderson, NBC would have retained $334,026 or 44% of the investment advisory fees earned by NBC during that year.

     NBC is also proposing to increase from $50 million to $250 million the level of the Growth Fund's average net assets at which NBC's investment advisory fee would decrease from 1.00% to 0.75% of average daily net assets. Because the Growth Fund's net assets are currently below $50 million (such Fund had net assets of approximately $33.8 million as of June 30, 1997), the proposed change in investment advisory fees will not increase immediately the investment advisory fees paid by the Growth Fund. If, however, the Growth Fund's assets would increase to $50 million or more, under the proposed Investment Advisory Agreement, the Growth Fund would continue to pay the annual fee of 1.00% of such Fund's average daily net assets until the Growth Fund's assets reached $250 million, unlike the Current Investment Advisory Agreement which provides that the Growth Fund would only pay an annual fee of 0.75% of such Fund's average daily net assets in excess of $50 million. Said another way, under the proposed Investment Advisory Agreement, for both the Value Fund and the Growth Fund, NBC would collect an additional annual fee of 0.25% for any of such Fund's net assets between $50 million and $250 million.

     NBC is proposing these changes in the levels of the fees paid by the Value Fund and the Growth Fund in connection with the proposed retention of Miller Anderson and MSAM, respectively, to manage day-to-day the portfolios of those Funds. Therefore, as described below, a portion of the investment advisory fees that would be received by NBC under the proposed Investment Advisory Agreement would be paid to Miller Anderson and MSAM. NBC believes that the higher investment advisory fees to be paid by the Value Fund and the Growth Fund are necessary both to compensate Miller Anderson and MSAM, respectively, for the services they propose to provide and to compensate NBC for its services under the proposed Investment Advisory Agreement.

     The proposed Investment Advisory Agreement requires that NBC provide the following services to the Group and to the Riverside Capital Funds: (a) prepare and provide to the Group's Board of Trustee monthly portfolio compliance reports for the Riverside Capital Funds; (b) maintain in accordance with the provisions of the 1940 Act each Riverside Capital Fund's records relating to the purchase and sale of portfolio securities; (c) provide general oversight of the Riverside Capital Funds' continuous investment programs; and (d) periodically review, evaluate and report, no less frequently than quarterly, to the Group's Board of Trustees with respect to the performance of Miller Anderson and MSAM and the activities and performance of NBC.

     In determining to approve the Investment Advisory Agreement, the Board of Trustees considered, among other things, the following material factors, (i) the services to be provided, and expenses assumed, by NBC under such Agreement, (ii) the past performance of the Riverside Capital Funds, (iii) the number and quality of NBC's portfolio managers, (iv) the expense ratios of the Riverside Capital Funds compared with peer group funds, (v) the current and proposed investment adviser fees, (vi) NBC's profitability in relation to the current Investment Advisory Agreement and as a result of other income generated from the Riverside Capital Funds, (vii) investment advisory fees paid by similar funds, and (viii) NBC's plan to involve Miller Anderson and MSAM as sub-investment advisers. After such considerations the Board concluded that approval of the proposed Investment Advisory Agreement was appropriate and that the compensation payable thereunder was determined to be fair and reasonable.

     Approval of the proposed Investment Advisory Agreement with respect to each Riverside Capital Fund requires the affirmative vote of a majority of the votes attributable to the outstanding Shares of that Riverside Capital Fund. If the proposed Investment Advisory Agreement and the applicable new Sub-Investment Advisory Agreement described below under PROPOSALS 2 AND 3 are not each approved with respect to a particular Riverside Capital Fund, the Trustees of the Group will be required to consider other alternatives, including NBC's continuing to provide the day-to-day management of that Riverside Capital Fund.

             THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 1.

                PROPOSALS 2 AND 3 -- APPROVAL OF SUB-INVESTMENT
                              ADVISORY AGREEMENTS

     As discussed above, NBC has proposed that two wholly owned subsidiaries of Morgan Stanley be retained to serve as sub-investment advisers for the Riverside Capital Funds and, as such, to provide the day-to-day management of the assets of those Funds. As proposed, Miller Anderson would be retained by NBC as the sub-investment adviser of the Value Fund and the Income Fund, and MSAM would be retained by NBC as the sub-investment adviser for the Money Market Fund and the Growth Fund.

INFORMATION REGARDING MILLER ANDERSON AND MSAM

     Miller Anderson's address is One Tower Bridge, Suite 1100, West Conshohocken, Pennsylvania 19428. MSAM's address is 1221 Avenue of the Americas, New York, New York 10036. Each of Miller Anderson and MSAM is wholly owned by Morgan Stanley, 1585 Broadway, New York, New York 10036. Miller Anderson was founded in 1969 and was acquired by Morgan Stanley Group, Inc. in 1996. On May 31, 1997, Morgan Stanley Group, Inc. merged with and into Dean Witter, Discover & Co. to create Morgan Stanley, Dean Witter, Discover & Co.

     The name and principal occupation of the members of the management committee of Miller Anderson who are proposed to have significant management responsibilities relating to the Value Fund and the Income Fund are set forth in the following table. The business address of each is the same as Miller Anderson's.

                                          POSITION
            NAME                    WITH MILLER ANDERSON            PRINCIPAL OCCUPATION
----------------------------    ----------------------------    ----------------------------
Thomas Leonard Bennett          Executive Committee Member      Managing Director of Morgan
                                and Fixed Income Portfolio      Stanley & Co., Incorporated
                                Manager
Richard Brown Worley            Executive Committee Member      Managing Director of Morgan
                                and Fixed Income Portfolio      Stanley & Co., Incorporated
                                Manager
Richard M. Behler               Equity Portfolio Manager        Principal of Morgan Stanley
                                                                & Co., Incorporated
Kenneth Bradford Dunn           Fixed Income Portfolio          Managing Director of Morgan
                                Manager                         Stanley & Co., Incorporated
Nicholas Joseph Kovich          Equity Portfolio Manager        Managing Director of Morgan
                                                                Stanley & Co., Incorporated
Robert J. Marcin                Equity Portfolio Manager        Managing Director of Morgan
                                                                Stanley & Co., Incorporated

     Miller Anderson provides advice primarily to institutions, including other investment companies, and had approximately $59.6 billion in assets under management as of September 30, 1997. Miller Anderson currently serves as one of three sub-investment advisers for another series of the Group, 1st Source Monogram Diversified Equity Fund (the "1st Source Fund"). The investment policies employed by Miller Anderson in connection with the 1st Source Fund are substantially similar to those Miller Anderson proposes to employ with respect to the Value Fund. For its investment advisory services to the 1st Source Fund, Miller Anderson receives from such fund's investment adviser, 1st Source Bank, the following fee (computed daily and paid monthly as a percentage of that portion of the 1st Source Fund's average daily net assets managed by Miller Anderson): 0.625% for the first $25 million and 0.375% for assets in excess of $25 million. For the fiscal year ended June 30, 1997, Miller Anderson earned $88,731 in sub-investment advisory fees for its services to the 1st Source Fund.

     Miller Anderson also serves as investment adviser to The Value Portfolio and The Fixed Income Portfolio of MAS Funds, an investment company registered under the 1940 Act, which have investment objectives and policies which are substantially similar to those of the Value Fund and the Income Fund, respectively (as some of those objectives and policies are proposed to be amended as described in Proposals 5 though 12 below). For its services as investment adviser to The Value Portfolio, Miller Anderson receives an advisory fee calculated by applying a quarterly rate, based on an annual percentage of 0.50% to such Portfolio's average daily net assets for the quarter. For its services as investment adviser to The Fixed Income Portfolio, Miller Anderson receives an advisory fee calculated by applying a quarterly rate, based on an annual percentage of 0.375% to such Portfolio's average daily net assets for the quarter. As of September 30, 1996, The Value Portfolio had net assets of approximately $15.5 million, and the Fixed Income Portfolio had net assets of approximately $1.8 billion.

     MSAM provides portfolio management and named fiduciary services to various closed-end and open-end investment companies, taxable and nontaxable institutions, international organizations and individuals investing in United States and international equities and fixed-income securities. At December 31, 1996, MSAM had, together with its affiliated investment management companies (which included Van Kampen

American Capital, Inc. and Miller Anderson), assets under management (including assets under fiduciary advisory control) totaling approximately $162.0 billion.

     As an investment adviser, MSAM emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of investment opportunities worldwide. MSAM draws upon the capabilities of its asset management specialists located in various offices throughout the world. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services MSAM utilizes.

     The name and principal occupation of the principal executive officer and each director of MSAM are set forth in the following table. The business address of each is the same as MSAM's.

                                          POSITION
              NAME                        WITH MSAM               PRINCIPAL OCCUPATION
---------------------------------    -------------------    ---------------------------------
Barton Michael Biggs                 Chairman and           Chairman and Director of MSAM;
                                     Director               Managing Director of Morgan
                                                            Stanley & Co., Incorporated
Peter Andras Nadosy                  Vice Chairman and      Vice Chairman and Director of
                                     Director               MSAM; Managing Director of Morgan
                                                            Stanley & Co., Incorporated
Gordon Spotswood Gray                Director and           Director and Managing Director
                                     Managing Director      MSAM; Managing Director of Morgan
                                                            Stanley & Co., Incorporated
Dennis Garfield Sherva               Director and           Director and Managing Director of
                                     Managing Director      MSAM; Managing Director of Morgan
                                                            Stanley & Co., Incorporated
James Michael Allwin                 President, Director    President, Director and Managing
                                     and Managing           Director of MSAM; Managing
                                     Director               Director of Morgan Stanley & Co.,
                                                            Incorporated

     MSAM serves as investment adviser to the Money Market Portfolio and the Equity Growth Portfolio of the Morgan Stanley Institutional Fund, Inc., an investment company registered under the 1940 Act, which have investment objectives and policies which are substantially similar to those of the Money Market Fund and the Growth Fund, respectively (as certain of those objectives and policies are proposed to be amended as described in Proposals 4 though 12 below). For its services as investment adviser to the Money Market Portfolio, MSAM receives an advisory fee calculated by applying a quarterly rate, based on an annual percentage of 0.30% to such Portfolio's average daily net assets for the quarter. For its services as investment adviser to the Equity Growth Portfolio, MSAM receives an advisory fee calculated by applying a quarterly rate, based on an annual percentage of 0.60% to such Portfolio's average daily net assets for the quarter. As of December 31, 1996, the Money Market Portfolio had net assets of approximately $1.3 billion, and the Equity Growth Portfolio had net assets of approximately $358 million.

THE PROPOSED SUB-INVESTMENT ADVISORY AGREEMENTS

     A copy of the proposed Sub-Investment Advisory Agreement between NBC and Miller Anderson with respect to the Value Fund and the Income Fund is attached hereto as Exhibit B (the "Miller Anderson Agreement"). A copy of the proposed Sub-Investment Advisory Agreement between NBC and MSAM with respect to the Money Market Fund and the Growth Fund is attached hereto as Exhibit C (the "MSAM Agreement"). The Miller Anderson Agreement and the MSAM Agreement have substantially identical terms and conditions, except for the compensation payable thereunder, and are hereinafter jointly referred to as the "Subadvisory Agreements," and Miller Anderson and MSAM are hereinafter jointly referred to as the "Subadvisers" or individually as a "Subadviser." Although the material terms of each of the Subadvisory

Agreements are summarized below, this summary is qualified in its entirety by reference to the attached forms of the Subadvisory Agreements.

     Each of the Subadvisory Agreements was approved unanimously by the Group's Board of Trustees, including all of the Disinterested Trustees, at a Meeting held on October 20, 1997, and is being submitted to the shareholders of applicable Riverside Capital Fund for their approval at the Meeting.

     Pursuant to the terms of the applicable Subadvisory Agreement, each Subadviser has agreed to provide the appropriate Riverside Capital Funds with a continuous investment program, including management with respect to all securities and investments and cash equivalents in such Funds, subject to the respective Fund's investment objectives, policies and restrictions as set forth in its then current Prospectus and Statement of Additional Information. As compensation for such services, NBC has agreed to pay Miller Anderson fees, computed daily and paid monthly, based on the annual rates as follows: (1) for the Value Fund, 0.625% of the average daily net assets of such Fund up to $20 million, 0.50% of the average daily net assets of such Fund from $20 million up to $30 million, and 0.375% of the average daily net assets of such Fund from $30 million to $35 million -- if the average daily net assets of such Fund equal or exceed $35 million, the annual rate of 0.56% of the average daily net assets of such Fund; and (2) for the Income Fund, 0.50% of the average daily net assets of such Fund up to $25 million and 0.25% of the average daily net assets of such Fund from $25 million to $75 million -- if the average daily net assets of such Fund equal or exceed $75 million, the annual rate of 0.33% of the average daily net assets of such Fund. As compensation for such services by MSAM, NBC has agreed to pay MSAM fees, computed daily and paid monthly, based upon the annual rates as follows: (1) for the Money Market Fund, 0.25% of the average daily net assets of such Fund; and (2) for the Growth Fund, 0.625% of the average daily net assets of such Fund up to $20 million, 0.50% of the average daily net assets of such Fund from $20 million up to $30 million, and 0.375% of the average daily net assets of such Fund from $30 million to $35 million -- if the average daily net assets of such Fund equal or exceed $35 million, the annual rate of 0.56% of the average daily net assets of such Fund.

     Under each Subadvisory Agreement, the Subadviser, under policies established by the Board of Trustees of the Group, will select broker-dealers to execute transactions for the applicable Riverside Capital Fund. It is the policy of the Group, in effecting transactions in portfolio securities, to seek best execution of and best price for orders. The determination of what may constitute best execution and price in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the particular Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Board of Trustees in determining the overall reasonableness of brokerage commissions paid.

     In determining best execution and selecting brokers to execute transactions, each Subadviser may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends and other statistical and factual information provided to a Riverside Capital Fund or to any other account over which that Subadviser exercises investment discretion. Each Subadviser is authorized by its respective Subadvisory Agreement to pay a broker-dealer who provides such brokerage and research services a commission for executing a Riverside Capital Fund's transactions which is in excess of the amount of commission another broker would have charged for effecting that transaction if, but only if, such practice is in accordance with Section 28(e) of the 1934 Act, including that the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of that particular transaction or in terms of all of the accounts over which it exercises investment discretion.

     Any such research and other statistical and factual information provided by brokers to the Riverside Capital Funds or to the Subadvisers is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its Subadvisory Agreement with NBC. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among a Riverside

Capital Fund and other clients of the Subadviser who may indirectly benefit from the availability of such information. Similarly, a Riverside Capital Fund may indirectly benefit from information made available as a result of transactions effected for such other clients. In the event a Subadviser does follow such a practice, it will do so on a basis which is fair and equitable to the Group and the affected Riverside Capital Fund.

     If the proposed Investment Advisory Agreement and each of the Subadvisory Agreements are approved, the Sub-Advisers anticipate that they may place brokerage transactions on behalf of one or more of the Riverside Capital Funds with the Capital Markets Group, affiliated with NBC, or with a broker-dealer affiliated with the Subadvisers. Any such brokerage transaction will be effected in accordance with the applicable provisions of the 1934 Act and the 1940 Act.

     Unless sooner terminated, each Subadvisory Agreement by its terms continues in effect with respect to a Riverside Capital Fund until January 1, 2000, and thereafter for successive one-year periods ending December 31st of each year so long as (1) such continuance is specifically approved at least annually by the Group's Board of Trustees or by a vote of a majority of the outstanding voting securities of that Riverside Capital Fund, and (2) such renewal has been approved by the vote of a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

     Any liability of a Subadviser under the Subadvisory Agreement is limited to situations involving its wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under such Agreement. A Subadvisory Agreement is not assignable and may be terminated with respect to a Riverside Capital Fund without penalty on at least 60 days' written notice at the option of either party or by a vote of the shareholders of that Riverside Capital Fund or by the Group's Board of Trustees.

     In determining to approve the Sub-Investment Advisory Agreement, the Board of Trustees considered, among other things, the following material factors, (i) the services to be provided, by Miller Anderson and MSAM under such Agreements,
(ii) the investment company clients of Miller Anderson and MSAM, (iii) the investment personnel of Miller Anderson and MSAM, (iv) the general compliance procedures of Miller Anderson and MSAM, (v) the characteristics and performance of similar funds managed by Miller Anderson and MSAM, and (vi) the fees payable by NBC to Miller Anderson and MSAM under such Agreements. After such considerations, the Board concluded that approval of the proposed Sub-Investment Advisory Agreements was appropriate and that the compensation payable thereunder was determined to be fair and reasonable.

     Approval of the Miller Anderson Agreement with respect to each of the Value Fund and the Income Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of that Riverside Capital Fund, as defined above under PROPOSAL 1. Similarly, approval of the MSAM Agreement with respect to each of the Money Market Fund and the Growth Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of that Riverside Capital Fund, as defined above under PROPOSAL 1. If the proposed Subadvisory Agreement and the proposed Investment Advisory Agreement described above under PROPOSAL 1 are not each approved by shareholders of a Riverside Capital Fund, the Trustees of the Group will be required to consider other alternatives, including NBC's continuing to provide the day-to-day management of that particular Riverside Capital Fund pursuant to the Current Investment Advisory Agreement.

     Assuming Proposals 1, 2 and 3 are approved, and subject to the limitations of the 1940 Act and other applicable statutes and regulations, the Value Fund and the Growth Fund may recognize material capital gains in connection with sales of portfolio securities associated with the transition to new sub-investment advisers and may consider the payment in January, 1998, of a special capital gains distribution in connection therewith.

         THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSALS 2 AND 3,
                  AS THOSE PROPOSALS MAY BE APPLICABLE TO YOU.

             PROPOSALS 4-7 -- APPROVAL OF AMENDMENTS TO FUNDAMENTAL
                             INVESTMENT OBJECTIVES

     Generally, Proposals 4 through 7, each of which is discussed more fully below, relate to amendments to the investment objective of each of the Riverside Capital Funds as proposed by Miller Anderson and MSAM in connection with their proposed appointment as sub-investment advisers to those Funds. In determining to retain the Subadvisers, NBC evaluated each Subadviser based in part on its performance as investment adviser to certain mutual funds which NBC and the Subadvisers believe to have investment objectives and holdings which are similar, but not identical, to the Riverside Capital Funds (collectively, the "Subadvisers' Funds"). The Subadvisers have represented to NBC and the Group that they intend to manage their respective Riverside Capital Funds in substantially the same manner as they currently manage the Subadvisers' Funds. Because the investment objectives of the Riverside Capital Funds are not identical to those of the respective Subadvisers' Funds, the Subadvisers have requested that the Riverside Capital Funds accordingly amend their investment objectives. Since the investment objectives of each of the Riverside Capital Funds are fundamental, meaning that they may not be changed without shareholder approval, such investment objectives as proposed to be changed are being submitted to shareholders for their approval at the Meeting.

      THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" PROPOSALS 4, 5, 6 AND 7,
                  AS THOSE PROPOSALS MAY BE APPLICABLE TO YOU.

PROPOSAL 4 -- AMENDMENT OF THE MONEY MARKET FUND'S INVESTMENT OBJECTIVE

     The current investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. It is proposed that such investment objective be amended to read as follows:

          [The Money Market Fund seeks] to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments.

     Management of the Group does not believe that this proposed amendment to the Money Market Fund's investment objective alters the investment objective of the Money Market Fund in any meaningful way; however, MSAM, as the proposed sub-investment adviser to the Money Market Fund, has requested this change in investment objective to assist it in its obligation to manage the Money Market Fund in accordance with its stated investment objective and policies.

     Approval of the amendment to the Money Market Fund's fundamental investment objective requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Money Market Fund, as defined above under PROPOSAL 1. If the proposed amendment is not adopted by shareholders, the Money Market Fund's investment objective will remain unchanged.

PROPOSAL 5 -- AMENDMENT OF THE VALUE FUND'S INVESTMENT OBJECTIVE

     The current investment objective of the Value Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. It is proposed that such investment objective be amended to read as follows:

          [The Value Fund seeks] to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of issuers with equity capitalizations usually greater than $300 million.

     As discussed above, Miller Anderson, as the proposed sub-investment adviser to the Value Fund, has requested that the investment objective of the Value Fund be amended to match the investment objective of the corresponding Subadvisers' Fund and therefore to permit Miller Anderson to manage the Value Fund in the same manner as it manages such Subadvisers' Fund. Miller Anderson also believes that such amendment will assist it in its obligation to manage the Value Fund in accordance with its stated investment objective and policies. The focus of the change in the objective will be for Miller Anderson, as Subadviser, to attain overall above-average total return for the Value Fund from a combination of growth of capital and income instead of primarily focusing on growth of capital.

     Approval of the amendment to the Value Fund's fundamental investment objective requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Value Fund, as defined above under PROPOSAL 1. If the proposed amendment is not adopted by shareholders, the Value Fund's investment objective will remain unchanged.

PROPOSAL 6 -- AMENDMENT OF THE INCOME FUND'S INVESTMENT OBJECTIVE

     The current investment objective of the Income Fund is to seek current income and preservation of capital through investment in high grade fixed income securities. It is proposed that such investment objective be amended to read as follows:

          [The Income Fund seeks] to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade, commonly referred to as junk bonds), foreign fixed-income securities and mortgage-backed securities of domestic issuers and other fixed-income securities.

     As discussed above, Miller Anderson, as the proposed sub-investment adviser to the Income Fund, has requested that the investment objective of the Income Fund be amended to match the investment objective of the corresponding Subadvisers' Fund and therefore to permit Miller Anderson to manage the Income Fund in the same manner as it manages such Subadvisers' Fund. Miller Anderson also believes that such amendment will assist it in its obligation to manage the Income Fund in accordance with its stated investment objective and policies. The focus of the change in the objective will be for Miller Anderson, as Subadviser, to attain overall above-average total return for such Fund which return may derive from capital appreciation as well as income from fixed income securities instead of focusing on current income with preservation of capital. In addition, the Income Fund under the new investment objective may invest in fixed income securities which are rated below investment grade.

     Approval of the amendment to the Income Fund's fundamental investment objective requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Income Fund, as defined above under PROPOSAL 1. If the proposed amendment is not adopted by shareholders, the Income Fund's investment objective will remain unchanged.

PROPOSAL 7 -- AMENDMENT OF THE GROWTH FUND'S INVESTMENT OBJECTIVE

     The current investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stock. It is proposed that such investment objective be amended to read as follows:

          [The Growth Fund seeks] to achieve long-term capital appreciation by investing in growth oriented equity securities of medium and large capitalization companies.

     As discussed above, MSAM, as the proposed sub-investment adviser to the Growth Fund, has requested that the investment objective of the Growth Fund be amended to match the investment objective of the corresponding Subadvisers' Fund and therefore to permit MSAM to manage the Growth Fund in the same manner as it manages such Subadvisers' Fund. The focus of the changes in the objective will be for MSAM, as Subadviser, to seek to obtain long-term capital appreciation, as opposed to growth of capital, and that MSAM will invest the Growth Fund's assets in equity securities of medium and large capitalization companies.

     Approval of the amendment to the Growth Fund's fundamental investment objective requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of the Growth Fund, as defined above under PROPOSAL 1. If the proposed amendment is not adopted by shareholders, the Growth Fund's investment objective will remain unchanged.

          PROPOSALS 8 - 12 -- APPROVAL OF MODIFICATIONS TO FUNDAMENTAL
                              INVESTMENT POLICIES

     Generally Proposals 8 through 12, each of which is discussed more fully below, relate to the proposed amendment, deletion and/or reclassification of many of the fundamental investment policies and restrictions of the Riverside Capital Funds. Such amendments, deletions and/or reclassifications are proposed in order to standardize such policies among all of the Riverside Capital Funds and to amend or delete those policies and restrictions which were imposed by various state securities administrators pursuant to state securities laws that have been either amended or pre-empted by Federal law and may now unnecessarily hinder Miller Anderson and MSAM in their management of the Riverside Capital Funds. NBC believes that such amendments, deletions and/or reclassifications will promote operational efficiencies among the Riverside Capital Funds and facilitate monitoring compliance with such policies. In addition, the Subadvisers have represented to the Group that such changes are needed to provide them with the flexibility they need to manage the Riverside Capital Funds in the same manner as the Subadvisers' Funds and to assist them in their compliance obligations.

     As FUNDAMENTAL policies, such investment policies and restrictions may not be amended, deleted or reclassified without shareholder approval. Therefore, such investment policies as proposed to be changed are being submitted to shareholders for their approval.

     To assist shareholders of each of the Riverside Capital Funds in reviewing such fundamental investment policies and how they are proposed to be amended, deleted or reclassified, attached to this Proxy Statement as Exhibit D is a chart which compares these current fundamental policies to those policies that are proposed to be amended and identifies which of the policies are proposed to be deleted or reclassified as non-fundamental (meaning that they may be changed by the Group's Trustees without shareholder approval).

     Approval of the amendment, deletion and/or reclassification of a fundamental investment policy of a Riverside Capital Fund requires the affirmative vote of a majority of all votes attributable to the outstanding Shares of that Fund, as defined above under PROPOSAL 1. If the proposed amendment is not adopted by shareholders of a Riverside Capital Fund, the fundamental investment policy or restriction as currently stated with respect to such Fund will remain in effect.

       THE TRUSTEES RECOMMEND THAT YOU VOTE "FOR" EACH OF PROPOSALS 8-12.

PROPOSAL 8.a. -- AMENDMENT OF EACH OF THE RIVERSIDE CAPITAL FUNDS' FUNDAMENTAL
                 POLICY REGARDING DIVERSIFICATION

     As set forth in Exhibit D, the fundamental policy of each of the Riverside Capital Funds with respect to diversification is proposed to be amended. The proposed investment policy on diversification more closely tracks the definition of a "diversified" investment company as set forth in Section 5(b)(1) of the 1940 Act and eliminates certain inconsistencies among each of the Riverside Capital Fund's policies. It is not anticipated that this amendment to a Riverside Capital Fund's investment policy with respect to diversification will affect the management of any Riverside Capital Fund's portfolio.

PROPOSAL 8.b. -- AMENDMENT OF EACH OF THE RIVERSIDE CAPITAL FUNDS' FUNDAMENTAL
                 POLICY REGARDING PORTFOLIO CONCENTRATION

     As set forth in Exhibit D, the fundamental policy of each of the Riverside Capital Funds with respect to portfolio concentration regarding securities of issuers within the same industry is proposed to be amended. The proposed investment policy on concentration is substantially the same as the policies currently in place for the Riverside Capital Funds except that the proposed policy provides further guidance on how securities of issuers in the financial services industry and asset-backed securities will be classified for purposes of determining whether a Riverside Capital Fund's investments are concentrated in a specific industry. It is not anticipated that this amendment to a Riverside Capital Fund's investment policy with respect to portfolio concentration will materially affect the management of any Riverside Capital Fund's portfolio.

PROPOSAL 8.c. -- AMENDMENT OF THE RIVERSIDE CAPITAL FUNDS' FUNDAMENTAL POLICY
                 REGARDING BORROWING MONEY OR ISSUING SENIOR SECURITIES

     As set forth in Exhibit D, the fundamental policy of each of the Riverside Capital Funds with respect to borrowing money or issuing senior securities is proposed to be amended. The proposed investment policy on borrowing money and issuing senior securities is intended to provide each Fund with greater flexibility with regard to such activities to the extent permitted by the 1940 Act. A mutual fund's ability to borrow money or issue senior securities is already significantly limited by the 1940 Act and the rules and interpretations of the Staff of the Securities and Exchange Commission (the "Commission"). The proposed amendments would permit the Riverside Capital Funds to engage in such activities to the extent permitted by the 1940 Act subject to current and any future rules or interpretations promulgated or issued by the Staff of the Commission thereunder. Consistent with the Staff's current policy with respect to a money market fund's ability to leverage its portfolio, the Money Market Fund would retain the fundamental investment restriction of not purchasing portfolio securities while its borrowings exceed 5% of its total assets.

     It is not anticipated that this amendment to a Riverside Capital Fund's investment policy with respect to borrowing money or issuing senior securities will materially affect the current management of any Riverside Capital Fund's portfolio.

PROPOSAL 8.d. -- AMENDMENT OF EACH OF THE RIVERSIDE CAPITAL FUNDS' FUNDAMENTAL
                 POLICY REGARDING PURCHASING REAL ESTATE

     As set forth in Exhibit D, the fundamental policy of each of the Riverside Capital Funds with respect to purchasing or selling real estate, or interests therein, is proposed to be amended. This policy as proposed to be amended would conform each of those Funds' policies with respect to purchasing real estate or interests therein and clarify that each of the Funds may purchase securities of companies engage in the real estate business and securities which are backed by real estate or interests therein.

PROPOSAL 8.e. -- AMENDMENT AND RECLASSIFICATION OF EACH OF THE RIVERSIDE CAPITAL
                 FUNDS' FUNDAMENTAL POLICY REGARDING PURCHASING SECURITIES ON MARGIN

     As set forth in Exhibit D, the fundamental policy of each of the Riverside Capital Funds with respect to purchasing securities on margin is proposed to be amended and reclassified as a NON-FUNDAMENTAL policy. This policy as proposed to be amended would conform each of those Funds' policies with respect to purchasing securities on margin and clarify that the Riverside Capital Funds, to the extent disclosed in their Prospectus and Statement of Additional Information and as permitted by the 1940 Act, may make margin payments in connection with certain derivative transactions, including entering into options and futures transactions. Furthermore, the 1940 Act does not require that a mutual fund's policy regarding purchasing securities on margin be a fundamental policy.

PROPOSAL 8.f. -- RECLASSIFICATION OF EACH OF THE RIVERSIDE CAPITAL FUNDS'
                 FUNDAMENTAL POLICY REGARDING THE SHORT SELLING OF SECURITIES

     As set forth in Exhibit D, the fundamental policy of each of the Riverside Capital Funds with respect to short selling securities is proposed to be reclassified as a NON-FUNDAMENTAL policy. The 1940 Act does not require that a mutual fund have a fundamental investment policy regarding short selling of securities. None of the Riverside Capital Funds currently intends to sell securities short so their current policy, other than being reclassified as non-fundamental, is not proposed to be changed. However, should any of the Riverside Capital Funds desire to sell short securities in the future, the Trustees could authorize such a technique, subject to the requirements imposed by the 1940 Act and the Commission's interpretations thereunder, without further shareholder approval.

PROPOSAL 9 -- AMENDMENT OF THE MONEY MARKET FUND'S FUNDAMENTAL POLICY REGARDING
              PURCHASING COMMODITIES

     As set forth in Exhibit D, the fundamental policy of the Money Market Fund with respect to purchasing or selling commodities or commodity contracts is proposed to be amended. This policy as proposed to be amended would conform the Money Market Fund's policies with respect to purchasing commodities or commodity contracts to each of the other Riverside Capital Funds' policy. It is not currently anticipated, however, that the Money Market Fund will invest in any commodities or commodity contracts, including futures contracts.

PROPOSAL 10.a. -- AMENDMENT OF THE MONEY MARKET FUND'S, THE VALUE FUND'S AND THE
                  INCOME FUND'S FUNDAMENTAL POLICIES REGARDING MAKING LOANS

     As set forth in Exhibit D, the fundamental policy of each of the Money Market Fund, the Value Fund and the Income Fund with respect to making loans is proposed to be amended. This policy as proposed to be amended would conform to the Growth Fund's current policy and would clarify that making time deposits with financial institutions is a permissible investment technique by such Funds.

PROPOSAL 10.b. -- AMENDMENT OF THE MONEY MARKET FUND'S, THE VALUE FUND'S AND THE
                  INCOME FUND'S FUNDAMENTAL POLICY REGARDING UNDERWRITING SECURITIES

     As set forth in Exhibit D, the fundamental policy of each of the Money Market Fund, the Value Fund and the Income Fund with respect to underwriting securities is proposed to be amended. This policy as proposed to be amended would conform to the Growth Fund's current policy by modifying certain technical differences in the language used. It is not anticipated that this amendment to such Riverside Capital Funds' investment policy with respect to underwriting securities will affect the management of any of those Fund's portfolios.

PROPOSAL 10.c. -- RECLASSIFICATION OF THE MONEY MARKET FUND'S, THE VALUE FUND'S
                  AND THE INCOME FUND'S FUNDAMENTAL POLICY REGARDING MORTGAGING OR PLEDGING ASSETS

     As set forth in Exhibit D, the fundamental policy of each of the Money Market Fund, the Value Fund and the Income Fund with respect to mortgaging or pledging assets is proposed to be reclassified as a NON-FUNDAMENTAL policy and to be amended. The 1940 Act does not require that a mutual fund have a fundamental investment policy regarding mortgaging or pledging assets. The policy as proposed to be reclassified and amended expands the ability of each of those Funds to mortgage its assets in connection with permissible investment techniques. In addition it clarifies that such Riverside Capital Funds are allowed to segregate assets without limit to cover certain commitments that are entered into by that Fund as may be required under applicable interpretations or rules of the Commission. For example, when a Riverside Capital Fund enters into an agreement to purchase securities on a when-issued basis (i.e., delivery of such securities at a date beyond the normal settlement date), the Staff of the Commission has taken the position that such Fund must place liquid assets equal to such commitment in a segregated account with the Riverside Capital Fund's custodian until such commitment is fulfilled.

PROPOSALS 10.d. -- 12 DELETION OF THE MONEY MARKET FUND'S, THE VALUE FUND'S
                      AND/OR THE INCOME FUND'S POLICIES REGARDING PURCHASING SECURITIES OF ISSUERS WITH LESS THAN THREE YEARS OF CONTINUOUS OPERATION, OIL, GAS AND MINERAL INTERESTS, OPTIONS, CERTAIN SECURITIES HELD BY TRUSTEES, OFFICERS OR DIRECTORS OF THE GROUP OR ITS INVESTMENT ADVISER, AND WARRANTS AND INVESTING IN COMPANIES FOR PURPOSES OF EXERCISING CONTROL.

     As set forth in Exhibit D, the fundamental investment policies of (1) each of the Money Market Fund, the Value Fund and the Income Fund with respect to investing (a) in securities of issuers with less than three years of continuous operation, (b) in oil, gas or mineral interests, (c) in options and (d) in securities of issuers if the officers or Trustees of the Group or the officers or directors of its investment adviser who own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities, (2) the Money Market Fund with respect to investing in companies for purposes of exercising control, and (3) each of the Value Fund and the Income Fund with respect to investing in warrants are proposed to be deleted. These policies were previously adopted as a result of comments received by such Funds from certain state securities administrators several years ago and are no longer required. In addition, these policies may unduly restrict the management of the Riverside Capital Funds and in some instances it is not practical to monitor compliance therewith.

     It is not anticipated that the deletions of these investment policies will substantially increase the risks associated with an investment in any of those Riverside Capital Funds.

                               OTHER INFORMATION

DISTRIBUTOR AND ADMINISTRATOR

     BISYS serves as the principal underwriter of Shares of each Riverside Capital Fund pursuant to a Distribution Agreement with the Group. In its capacity as principal underwriter, BISYS is available to receive purchase orders and redemption requests relating to Shares of the Riverside Capital Funds. BISYS also serves as administrator of each of the Riverside Capital Funds pursuant to an Administration Agreement with the Group. BISYS' address is 3435 Stelzer Road, Columbus, Ohio 43219.

     The sole general partner of BISYS is BISYS Fund Services, Inc., whose address is 3435 Stelzer Road, Columbus, Ohio 43219, and its sole limited partner is WC Subsidiary Corporation, whose address is 150 Clove Road, Little Falls, New Jersey 07424. BISYS Fund Services, Inc. and WC Subsidiary Corporation are both wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly held corporation. BISYS Fund Services, Inc. receives compensation from the Group for providing certain fund accounting services to the Riverside Capital Funds.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of October 28, 1997, for each of the series of the Group with respect to each person or group known by the Group to be the beneficial owner of more than 5% of any class of the Group's outstanding voting securities:

                                                              AMOUNT AND
                                                               NATURE OF
                               NAME AND ADDRESS OF            BENEFICIAL       PERCENT
   TITLE OF CLASS                BENEFICIAL OWNER              OWNERSHIP       OF CLASS
---------------------    --------------------------------    -------------     --------
Shares of the Money      National Bank of Commerce           70,919,919.66(1)    44.78%
Market Fund              One Commerce Square
                         Memphis, Tennessee 38150
                         Northern Trust Company              56,278,001.15       35.54%
                         as Custodian FBO
                         Metropolitian Employee
                         Benefit Board
                         P.O. Box 92956
                         Chicago, Illinois 60675-2956
Shares of the Value      National Bank of Commerce            4,584,896.11(1)    90.88%
Fund                     One Commerce Square
                         Memphis, Tennessee 38150
Shares of the Income     National Bank of Commerce            1,879,839.74(1)    92.09%
Fund                     One Commerce Square
                         Memphis, Tennessee 38150
Shares of the            National Bank of Commerce            1,428,081.72(1)    80.04%
Tennessee Fund           One Commerce Square
                         Memphis, Tennessee 38150

                                                              AMOUNT AND
                                                               NATURE OF
                               NAME AND ADDRESS OF            BENEFICIAL       PERCENT
   TITLE OF CLASS                BENEFICIAL OWNER              OWNERSHIP       OF CLASS
---------------------    --------------------------------    -------------     --------
                         Mary Mhoon Walker                      112,633.76        6.31%
                         2724 Lombardy
                         Memphis, Tennessee 38111-1922
Shares of the Growth     National Bank of Commerce            2,025,859.02(1)    93.94%
Fund                     One Commerce Square
                         Memphis, Tennessee 38150
Shares of the            National Bank of Commerce              671,870.68(1)    99.99%
Government Securities    One Commerce Square
Fund                     Memphis, Tennessee 38150
Shares of KeyPremier     Keystone Financial, Inc.            90,378,409.53(1)    70.24%
Prime Obligations        1315 Eleventh Avenue
Money Market Fund        P. O. Box 2450
                         Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.            11,131,218.69(1)    97.49%
Pennsylvania             1315 Eleventh Avenue
Municipal Bond Fund      P. O. Box 2450
                         Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.            16,833,703.49(1)    96.32%
Established Growth       1315 Eleventh Avenue
Fund                     P. O. Box 2450
                         Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.            22,200,048.02(1)    98.27%
Intermediate Term        1315 Eleventh Avenue
Income Fund              P. O. Box 2450
                         Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.            10,209,136.57(1)    95.25%
Aggressive Growth        1315 Eleventh Avenue
Fund                     P. O. Box 2450
                         Altoona, PA 16601
Shares of KeyPremier     Keystone Financial, Inc.            21,509,535.61(1)    64.55%
U.S. Treasury            1315 Eleventh Avenue
Obligations Money        P. O. Box 2450
Market Fund              Altoona, PA 16601
                         KeyPremier Intermediate              3,000,000.00        9.00%
                         Term Income Fund
                         c/o Martindale Andres & Co.
                         200 Four Falls Corporate Center
                         Suite 200
                         West Conshohochen, PA 19428
                         KeyPremier Established               2,000,000.00        6.00%
                         Growth Fund
                         c/o Martindale Andres & Co.
                         200 Four Falls Corporate Center
                         Suite 200
                         West Conshohochen, PA 19428
                         KeyPremier Aggressive                2,000,000.00        6.00%
                         Growth Fund
                         c/o Martindale Andres & Co.
                         200 Four Falls Corporate Center
                         Suite 200
                         West Conshohochen, PA 19428

                                                              AMOUNT AND
                                                               NATURE OF
                               NAME AND ADDRESS OF            BENEFICIAL       PERCENT
   TITLE OF CLASS                BENEFICIAL OWNER              OWNERSHIP       OF CLASS
---------------------    --------------------------------    -------------     --------
Shares of KeyPremier     Keystone Financial, Inc.             3,539,358.88(1)    99.35%
Limited Duration         1315 Eleventh Avenue
Government Securities    P. O. Box 2450
Fund                     Altoona, PA 16601
Shares of 1st Source     1st Source Bank                      6,510,826.83(1)    97.94%
Monogram Diversified     P.O. Box 1602
Equity Fund              South Bend,
                         Indiana 46634
Shares of 1st Source     1st Source Bank                      3,274,630.56(1)    96.12%
Monogram Income          P.O. Box 1602
Equity Fund              South Bend,
                         Indiana 46634
Shares of 1st Source     1st Source Bank                     3,001,268.034(1)    95.27%
Monogram Special         P.O. Box 1602
Equity Fund              South Bend,
                         Indiana 46634
Shares of 1st Source     1st Source Bank                      5,554,533.92(1)    97.17%
Monogram Income Fund     P.O. Box 1602
                         South Bend,
                         Indiana 46634

---------------

(1) The designated beneficial owner possesses on behalf of its underlying accounts voting or investment power with respect to these Shares.

     As of October 28, 1997, the Trustees and executive officers of the Group, as a group, did not own more than one percent of the outstanding shares of any series of the Group.

                             SHAREHOLDER PROPOSALS

     Any shareholder proposal intended to be presented at any future Meeting of Shareholders must be received by the Group at its principal office a reasonable time before the Group's solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the Group's Proxy Statement and form or forms of Proxy relating to such meeting.

                             ADDITIONAL INFORMATION

     With respect to the actions to be taken by the shareholders of the Riverside Capital Funds on the matters described in this Proxy Statement, (i) a majority of all votes attributable to the outstanding Shares of a Riverside Capital Fund entitled to vote with respect to that matter present in person or by proxy at the Meeting shall constitute a quorum; provided, that no action required by law or the Group's Declaration of Trust to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (ii) abstentions shall be treated as votes present for purposes of determining whether a quorum exists, and for purposes of determining whether an issue has been approved, abstentions are treated as against votes. Broker non-votes, as described below, will not be counted for purposes of determining whether a quorum exists or whether an issue has been approved or rejected. As used above, broker non-votes are Shares for which a broker holding such Shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such Shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner. The costs associated with the solicitation of proxies from the shareholders will be borne by NBC.

                                          By Order of the Trustees,

                                          George L. Stevens, Secretary
November   , 1997

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     This Agreement is made as of January 1, 1998, between The Sessions Group, an Ohio business trust (the "Trust"), and National Bank of Commerce, a national banking association (the "Investment Adviser").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust desires to confirm and retain the Investment Adviser to continue to provide, or to arrange for the provision of, investment advisory services to four investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such four existing investment portfolios and any such additional investment portfolios together called the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws (including the Glass-Steagall Act) and regulations;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     sec.1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     sec.2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Trust's Declaration of Trust, executed as of April 25, 1988, and as filed with the Secretary of State of Ohio on April 25, 1988, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) the Trust's By-Laws and any amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission on April 27, 1988 and all amendments thereto;

          (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 33-21489), and under the 1940 Act as filed with the Securities and Exchange Commission and the most recent amendment thereto relating to the Funds; and

          (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     sec.3. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide, or arrange for the provision of, a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Funds, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Investment Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees.

     Subject to the provisions of this Agreement, the Declaration of Trust and the 1940 Act, the Investment Adviser directly and indirectly may select and enter into contracts with one or more qualified investment advisers ("Sub-Advisers") to provide to the Trust some or all of the services required by this Agreement. With respect to any such appointment by the Investment Adviser of any of the Sub-Advisers, the Investment Adviser will, as appropriate:

          (a) prepare and provide to the Trust's Board of Trustees monthly portfolio compliance reports for the Funds;

          (b) maintain in accordance with the provisions of the 1940 Act each Fund's records relating to the purchase and sale of portfolio securities;

          (c) provide general oversight of the Funds' continuous investment programs; and

          (d) periodically review, evaluate and report, no less frequently than quarterly, to the Trust's Board of Trustees with respect to the performance of the Sub-Advisers and the activities and performance of the Adviser.

     In fulfilling its responsibilities hereunder, the Investment Adviser further agrees that it will, or, with respect to services provided to the Trust by any of the Sub-Advisers appointed by the Investment Adviser, that it will require that each of the Sub-Advisers:

          (i) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (ii) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement (or any applicable sub-investment advisory agreement) in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

          (iii) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (iv) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain, or require that each of the Sub-Advisers obtain, prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Investment Adviser or any of the Sub-Advisers shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Investment Adviser and any of the Sub-Advisers may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Investment Adviser or any of the Sub-Advisers exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser and any of the Sub-Advisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser or Sub-Advisers determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Investment Adviser may consider the sale of shares of the Trust. Except as otherwise permitted by applicable laws, rules and regulations or any exemptions therefrom, in no instance will portfolio securities be purchased from or sold to BISYS Fund Services Limited Partnership, the Investment Adviser, any Sub-Adviser, or any affiliated person of the Trust, BISYS Fund Services Limited Partnership, the Investment Adviser or any Sub-Adviser;

          (v) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request;

          (vi) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser or any Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (vii) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's or Sub-Advisers' personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or any Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Investment Adviser or any Sub-Adviser and their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

     sec.4. Services Not Exclusive. The investment management services furnished by the Investment Adviser and any Sub-Adviser hereunder are not to be deemed exclusive, and the Investment Adviser and any Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement or any sub-advisory agreement are not impaired thereby.

     sec.5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly, and to require each of the Sub-Advisers to surrender promptly, to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve, and to require each of the Sub-Advisers to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-1 under the 1940 Act.

     sec.6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses, including as applicable, the compensation of any Sub-Advisers appointed by it, incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     sec.7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Investment Adviser will begin as of the effective date of this Agreement; provided, however, that the Investment Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver.

     sec.8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     sec.9. Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such Fund), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until December 31, 1999.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on December 31st of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on at least sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     sec.10. Investment Adviser's Representations. The Investment Adviser hereby represents that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations, including but not limited to the Glass-Steagall Act and the regulations promulgated thereunder.

     sec.11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     sec.12. Name. The Trust hereby acknowledges that the name "First Market" is a property right of the Investment Adviser. The Investment Adviser agrees that the Trust and the Funds may, so long as this Agreement remains in effect, use "First Market" as part of its name. The Investment Adviser may permit other persons, firms or corporations, including other investment companies, to use such name and may, upon termination of this Agreement, require the Trust and the Funds to refrain from using the name "First Market" in any form or combination in its name or in its business or in the name of any of its Funds, and the Trust shall, as soon as practicable following its receipt of any such request from the Investment Adviser, so refrain from using such name.

     sec.13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the State of Ohio.

     The Sessions Group is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Sessions Group" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

NATIONAL BANK OF COMMERCE                       THE SESSIONS GROUP
By                                              By
--------------------------------------------    --------------------------------------------
Name                                            Name
--------------------------------------------    --------------------------------------------
Title                                           Title
--------------------------------------------    --------------------------------------------

                                                          DATED: JANUARY 1, 1998

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                         BETWEEN THE SESSIONS GROUP AND
                           NATIONAL BANK OF COMMERCE
                          DATED AS OF JANUARY 1, 1998

      NAME OF FUND                           COMPENSATION*                           DATE
-------------------------    ----------------------------------------------    ----------------
First Market Money           Annual Rate of thirty-five one-hundredths of      January 1, 1998
Market Fund                  one percent (0.35%) of such Fund's average net
                             assets
First Market Value           Annual rate of one percent (1.00%) of such        January 1, 1998
Equity Fund                  Fund's first $250 million of average daily net
                             assets and seventy-five one-hundredths of one
                             percent (0.75%) of such Fund's remaining
                             average daily net assets
First Market Fixed           Annual rate of sixty-five one-hundredths of       January 1, 1998
Income Fund                  one percent (0.65%) of such Fund's average
                             daily net assets
First Market Growth          Annual rate of one percent (1.00%) of such        January 1, 1998
Fund                         Fund's first $250 million of average daily net
                             assets and seventy-five one-hundredths of one
                             percent (0.75%) of such Fund's remaining
                             average daily net assets

---------------

     * All Fees are computed daily and paid monthly.

                                          THE SESSIONS GROUP

                                          By
                                          --------------------------------------

                                          Name
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                          NATIONAL BANK OF COMMERCE

                                          By
                                          --------------------------------------

                                          Name
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                   EXHIBIT B

                       SUB-INVESTMENT ADVISORY AGREEMENT

     This Sub-Investment Advisory Agreement is made as of the 1st day of January, 1998, by and between National Bank of Commerce, a national banking association (the "Adviser"), and Miller Anderson & Sherrerd, LLP, a Pennsylvania limited liability partnership (the "Sub-Adviser").

     WHEREAS, the Adviser serves as investment adviser of certain portfolios of The Sessions Group, an Ohio business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933.

     WHEREAS, the Trust is comprised of several separate investment portfolios, five of which currently are advised by the Adviser and are generally known as the "First Market Funds;" and

     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of portfolio securities to assist the Adviser in performing services for certain of the First Market Funds, all as now or hereafter may be identified in Schedule A hereto (such existing investment portfolios and any such additional investment portfolios as may be added to Schedule A hereto from time to time are together called the "Funds"); and

     WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Trust and the Adviser; and

     WHEREAS, the Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Funds and has reviewed the Investment Advisory Agreement dated as of January 1, 1998, between the Adviser and the Trust (the "Adviser Agreement").

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     sec.1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for the Funds, subject to such instructions and supervision as the Adviser may from time to time furnish and further subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish the Sub-Adviser copies of all amendments of or supplements to such Prospectus and Statement of Additional Information within three business days of their filing with the United States Securities and Exchange Commission ("SEC"). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Funds or the Trust in any way.

     sec.2. Sub-Advisory Services. Subject to such instructions and supervision as the Adviser may from time to time furnish, the continuous investment program of the Funds provided by the SubAdviser shall include, among other things, investment research and management with respect to all securities, investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds, the appropriate portion of each Fund's assets to be invested in particular countries or geographic regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Funds' investments should be exercised. The Sub-Adviser will implement such determinations through the placement, in the name of the applicable Fund, of orders for the execution of portfolio transactions with it through such brokers or dealers as it may select.

     In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the SEC and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may from time to time request;

          (c) place orders pursuant to investment determinations for the Funds either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Adviser may consider the sale of shares of the Trust. In no instance will portfolio securities be purchased from or sold to the Trust, BISYS Fund Services Limited Partnership, the Adviser, any other sub-investment adviser for the Trust ("other sub-advisers"), or the Sub-Adviser or any affiliate of the foregoing except as may be permitted by the 1940 Act, any rules or regulations thereunder, or an exemption therefrom;

          (d) maintain all necessary or appropriate books and records with respect to the Funds' securities transactions in accordance with all applicable laws, rules and regulations, including but not limited to
     Section 31(a) of the 1940 Act and will furnish the Trust's Board of Trustees such periodic and special reports as the Board reasonably may request;

          (e) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to duly constituted authorities, or when so requested by the Adviser and the Trust, provided, however, that nothing contained herein shall prohibit the Sub-Adviser from complying with applicable laws or regulations or advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund;

          (f) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

          (g) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the Funds.

     sec.3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and taxes, if any) purchased for the Funds.

     sec.4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     sec.5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of each Fund's average daily net assets set forth in Schedule A hereto; provided, however, that the Sub-Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Funds' net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement. Notwithstanding anything contained herein to the contrary, the SubAdviser shall not be compensated on the basis of a share of capital gains or upon capital appreciation of any Fund or any portion thereof except as may be authorized by applicable law.

     sec.6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others, including others who may invest in the same securities as the Funds, and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the SubAdviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

     sec.7. Use of Names. The Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto in writing by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The SubAdviser shall not use the name of the Trust, the Fund or the Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     sec.8. Liability of the Sub-Adviser; Indemnification. (a) The Sub-Adviser may rely on information believed by it to be accurate and reliable. Neither the Sub-Adviser nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Trust or a Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of wilful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or by reason of reckless disregard on the part of the Sub-Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as an employee or agent of the Sub-Adviser.

     (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser, and each of its affiliates, agents, directors, officers and employees (each of the foregoing being hereinafter referred to as a "Sub-Adviser Indemnified Person") from and against any and all losses, liabilities, judgments, settlements, claims, damages and expenses whatsoever, including, without limitation, all expenses, including attorneys' fees and disbursements, reasonably incurred in connection with the investigation of, the preparation for, or the defense of any claim, action, investigation or proceeding (collectively, "Losses"), whether or not instituted or resulting in liability and whether or not any Sub-Adviser Indemnified Person is named as a party thereto, as and when incurred by any Sub-Adviser Indemnified Person, arising out of, relating to or incurred in connection with:

          (i) any violation or alleged violation of any law, rule or regulation or any judgment, order or decree caused by any action taken or omitted to be taken by the Adviser or any of its affiliates in connection with the performance by the Adviser of the obligations arising out of this Agreement; and

          (ii) any breach or alleged breach by the Adviser or any of its affiliates of any of their respective obligations, representations, warranties or agreements contained herein.

     (c) The Sub-Adviser agrees to indemnify and hold harmless the Adviser, and each of its affiliates, agents, directors, officers and employees (each of the foregoing being hereinafter referred to as an "Adviser Indemnified Person") from and against any and all Losses, whether or not instituted or resulting in liability and whether or not any Adviser Indemnified Person is named as a party thereto, as and when incurred by any Adviser Indemnified Person, arising out of, relating to or incurred in connection with:

          (i) any violation or alleged violation of any law, rule or regulation or any judgment, order or decree caused by any action taken or omitted to be taken by the Sub-Adviser or any of its affiliates in connection with the performance by the Sub-Adviser of the obligations arising out of this Agreement; and

          (ii) any breach or alleged breach by the Sub-Adviser or any of its affiliates of any of their respective obligations, representations, warranties or agreements contained herein.

     (d) Each person entitled to indemnification under Subsections (b) or (c) above (an "indemnified party") shall give prompt notice to each person responsible for indemnifying such indemnified party (an "indemnifying party") of any action commenced against it in respect of which indemnify may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this Section. An indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the indemnified parities, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for an Adviser Indemnified Person, such firm shall be designated in writing by the Adviser. In the case of any such separate firm for a Sub-Adviser Indemnified Person, such firm shall be designated in writing by the Sub-Adviser. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Losses by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings.

     sec.9. Limitation of Trust's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Funds' liability set forth in its Declaration of Trust and under Ohio law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Funds and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

     The Sessions Group is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Sessions Group" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     sec.10. Duration, Renewal, Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of each Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until January 1, 2000.

     Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive periods of one year each ending on December 31st of each year, provided such continuance is specifically approved with respect to a Fund at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of that Fund. This Agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of that Fund upon, at least 60 days' prior written notice to the Sub-Adviser, or by the Sub-Adviser upon at least 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Adviser Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and by a majority of the Trust's Board of Trustees who are not "interested persons" of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the applicable Fund's outstanding voting securities.

     sec.11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or by this Agreement.

     sec.12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     sec.13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

     sec.14. Potential Conflicts of Interest. (a) Subject to applicable statutes and regulations, it is understood that trustees, officers or agents of the Trust are or may be interested in the Sub-Adviser or its affiliates as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the SubAdviser or its affiliates may be interested in the Trust, as trustees, officers, agents or otherwise.

     (b) If the Sub-Adviser considers the purchase or sale of securities for a Fund and other advisory clients of the Sub-Adviser at or about the same time, transactions in such securities will be allocated among such Fund and such other clients in a manner deemed fair and reasonable by the Sub-Adviser, subject to any guidelines that may be adopted by the Board of Trustees of the Trust.

     sec.15. Notices. Any communication hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such written communication, air mail postage prepaid, on the date on which such facsimile is sent, to the address set forth below). Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that other person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

If to the Sub-Adviser:
     Morgan Stanley Asset Management Inc.
     1221 Avenue of the Americas
     New York, New York 10020
     Attention: General Counsel
     Telephone No.: (212) 296-7100
     Facsimile No.: (212) 921-5477

If to the Adviser:
     National Bank of Commerce
     One Commerce Square
     Memphis, Tennessee 38150
     Attention:
     --------------------
     Telephone No. (901)
     -------------
     Facsimile No.:
     --------------------

Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery. Communications or documents made or delivered by facsimile shall be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by facsimile was posted the same day as the communication or document was made or delivered by electronic means.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

NATIONAL BANK OF COMMERCE                       MILLER ANDERSON & SHERRERD, LLP

                                                By Morgan Stanley Asset Management Holdings,
                                                   Inc., its General Partner

By
--------------------------------------------    --------------------------------------------
Title
--------------------------------------------
                                                --------------------------------------------

                                                          DATED: JANUARY 1, 1998

                                   SCHEDULE A

                    TO THE SUB-INVESTMENT ADVISORY AGREEMENT
                     BETWEEN NATIONAL BANK OF COMMERCE AND
                        MILLER ANDERSON & SHERRERD, LLP

      NAME OF FUND                           COMPENSATION*                           DATE
-------------------------    ----------------------------------------------    ----------------
First Market Value           Annual rate of 0.625% of the average daily net    January 1, 1998
Equity Fund                  assets of such Fund up to $20 million, 0.50%
                             of the average daily net assets of such Fund
                             from $20 million up to $30 million, and 0.375%
                             of the average daily net assets of such Fund
                             from $30 million to $35 million. If the
                             average daily net assets of such Fund equal or
                             exceed $35 million, the annual rate of 0.56%
                             of the average daily net assets of such Fund.

First Market Fixed           Annual Rate of 0.50% of the average daily net     January 1, 1998
Income Fund                  assets of such Fund up to $25 million and
                             0.25% of the average daily net assets of such
                             Fund from $25 million to $75 million. If the
                             average daily net assets of such Fund equal or
                             exceed $75 million, the annual rate of 0.33%
                             of the average daily net assets of such Fund.
MILLER ANDERSON & SHERRERD, LLP                   NATIONAL BANK OF COMMERCE
By Morgan Stanley Asset
Management Holdings, Inc., its
General Partner
By                                                By
---------------------------------------------     ---------------------------------------------
Title                                             Title
---------------------------------------------     ---------------------------------------------

---------------

*All fees are computed daily and paid monthly.

                      [This Page Intentionally Left Blank]

                                   EXHIBIT C

                       SUB-INVESTMENT ADVISORY AGREEMENT

     This Sub-Investment Advisory Agreement is made as of the 1st day of January, 1998, by and between National Bank of Commerce, a national banking association (the "Adviser"), and Morgan Stanley Asset Management, Inc. a Delaware corporation (the "Sub-Adviser").

     WHEREAS, the Adviser serves as investment adviser of certain portfolios of The Sessions Group, an Ohio business trust and an open-end management investment company (the "Trust"), which has filed a registration statement (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933.

     WHEREAS, the Trust is comprised of several separate investment portfolios, five of which currently are advised by the Adviser and are generally known as the "First Market Funds;" and

     WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser experienced in the management of portfolio securities to assist the Adviser in performing services for certain of the First Market Funds, all as now or hereafter may be identified in Schedule A hereto (such existing investment portfolios and any such additional investment portfolios as may be added to Schedule A hereto from time to time are together called the "Funds"); and

     WHEREAS, the Sub-Adviser represents that it has the legal power and authority to perform the services contemplated hereunder without violation of applicable law (including the Investment Advisers Act of 1940), and is engaged in the business of rendering investment advisory services to investment companies and desires to provide such services to the Trust and the Adviser; and

     WHEREAS, the Sub-Adviser is familiar with the investment objectives, policies and restrictions of the Funds and has reviewed the Investment Advisory Agreement dated as of January 1, 1998, between the Adviser and the Trust (the "Adviser Agreement").

     NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

     sec.1. Appointment of the Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide a continuous investment program for the Funds, subject to such instructions and supervision as the Adviser may from time to time furnish and further subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such appointment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser will provide the services under this Agreement in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' most recent Prospectus and Statement of Additional Information and as the same may, from time to time, be supplemented or amended and in resolutions of the Trust's Board of Trustees. The Adviser agrees to furnish the Sub-Adviser copies of all amendments of or supplements to such Prospectus and Statement of Additional Information within three business days of their filing with the United States Securities and Exchange Commission ("SEC"). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Funds or the Trust in any way.

     sec.2. Sub-Advisory Services. Subject to such instructions and supervision as the Adviser may from time to time furnish, the continuous investment program of the Funds provided by the SubAdviser shall include, among other things, investment research and management with respect to all securities, investments and cash equivalents in the Funds. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Funds, the appropriate portion of each Fund's assets to be invested in particular countries or geographic regions, the use of foreign exchange contracts and other foreign currency matters, and the manner in which voting rights, rights to consent to corporate action and other rights pertaining to the Funds' investments should be exercised. The Sub-Adviser will implement such determinations through the placement, in the name of the applicable Fund, of orders for the execution of portfolio transactions with it through such brokers or dealers as it may select.

     In fulfilling its responsibilities hereunder, the Sub-Adviser agrees that it will:

          (a) use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the SEC and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any government authority pertaining to the investment advisory activities of the Sub-Adviser and shall furnish such written reports or other documents substantiating such compliance as the Adviser reasonably may from time to time request;

          (c) place orders pursuant to investment determinations for the Funds either directly with the issuer or with an underwriter, market maker or broker or dealer. In placing orders with brokers and dealers, the Sub-Adviser will use its reasonable best efforts to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Sub-Adviser exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Sub-Adviser may consider the sale of shares of the Trust. In no instance will portfolio securities be purchased from or sold to the Trust, BISYS Fund Services Limited Partnership, the Adviser, any other sub-investment adviser for the Trust ("other sub-advisers"), or the Sub-Adviser or any affiliate of the foregoing except as may be permitted by the 1940 Act, any rules or regulations thereunder, or an exemption therefrom;

          (d) maintain all necessary or appropriate books and records with respect to the Funds' securities transactions in accordance with all applicable laws, rules and regulations, including but not limited to
     Section 31(a) of the 1940 Act and will furnish the Trust's Board of Trustees such periodic and special reports as the Board reasonably may request;

          (e) treat confidentially and as proprietary information of the Adviser and the Trust all records and other information relative to the Adviser and the Trust and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except that subject to prompt notification to the Trust and the Adviser, the Sub-Adviser may divulge such information to duly constituted authorities, or when so requested by the Adviser and the Trust, provided, however, that nothing contained herein shall prohibit the Sub-Adviser from complying with applicable laws or regulations or advertising or soliciting the public generally with respect to other products or services, regardless of whether such advertisement or solicitation may include prior, present or potential shareholders of the Fund;

          (f) maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Trust, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Adviser, other sub-advisers, the Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Sub-Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust; and

          (g) render, upon request of the Adviser or the Trust's Board of Trustees, written reports concerning the investment activities of the Funds.

     sec.3. Expenses. During the term of this Agreement, the SubAdviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions and taxes, if any) purchased for the Funds.

     sec.4. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records, if any, which it maintains for the Funds are the property of the Funds and further agrees to surrender promptly to the Adviser or the Trust any such records upon the Adviser's or the Trust's request and that such records shall be available for inspection by the SEC. The Sub-Adviser further agrees to preserve for the periods and at the places prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

     sec.5. Compensation of the Sub-Adviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser a fee at the annual rate of the value of each Fund's average daily net assets set forth in Schedule A hereto; provided, however, that the Sub-Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-Adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-Adviser, the value of the Funds' net assets shall be computed at the times and in the manner specified in the Trust's Registration Statement. Notwithstanding anything contained herein to the contrary, the SubAdviser shall not be compensated on the basis of a share of capital gains or upon capital appreciation of any Fund or any portion thereof except as may be authorized by applicable law.

     sec.6. Services Not Exclusive. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to render similar services to others, including others who may invest in the same securities as the Funds, and to engage in other activities, so long as the services rendered hereunder are not impaired. It is understood that the action taken by the SubAdviser under this Agreement may differ from the advice given or the timing or nature of action taken with respect to other clients of the Sub-Adviser, and that a transaction in a specific security may not be accomplished for all clients of the Sub-Adviser at the same time or at the same price.

     sec.7. Use of Names. The Adviser shall not use the name of the Sub-Adviser in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto, in writing by the Sub-Adviser; provided, however, that the Sub-Adviser shall approve all uses of its name which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld. The SubAdviser shall not use the name of the Trust, the Fund or the Adviser in any material relating to the Sub-Adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve all uses of its and the Fund's or the Trust's name which merely refer in accurate terms to the appointment of the Sub-Adviser hereunder or which are required by the SEC or a state securities commission; and, provided further, that in no event shall such approval be unreasonably withheld.

     sec.8. Liability of the Sub-Adviser; Indemnification. (a) The Sub-Adviser may rely on information believed by it to be accurate and reliable. Neither the Sub-Adviser nor its officers, directors, employees, agents or controlling persons (as defined in the 1940 Act) shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Trust or a Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of wilful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties or by reason of reckless disregard on the part of the Sub-Adviser of its obligations and duties under this Agreement. Any person, even though also employed by the Sub-Adviser shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as an employee or agent of the Sub-Adviser.

     (b) The Adviser agrees to indemnify and hold harmless the Sub-Adviser, and each of its affiliates, agents, directors, officers and employees (each of the foregoing being hereinafter referred to as a "Sub-Adviser

Indemnified Person") from and against any and all losses, liabilities, judgments, settlements, claims, damages and expenses whatsoever, including, without limitation, all expenses, including attorneys' fees and disbursements, reasonably incurred in connection with the investigation of, the preparation for, or the defense of any claim, action, investigation or proceeding (collectively, "Losses"), whether or not instituted or resulting in liability and whether or not any Sub-Adviser Indemnified Person is named as a party thereto, as and when incurred by any Sub-Adviser Indemnified Person, arising out of, relating to or incurred in connection with:

          (i) any violation or alleged violation of any law, rule or regulation or any judgment, order or decree caused by any action taken or omitted to be taken by the Adviser or any of its affiliates in connection with the performance by the Adviser of the obligations arising out of this Agreement; and

          (ii) any breach or alleged breach by the Adviser or any of its affiliates of any of their respective obligations, representations, warranties or agreements contained herein.

     (c) The Sub-Adviser agrees to indemnify and hold harmless the Adviser, and each of its affiliates, agents, directors, officers and employees (each of the foregoing being hereinafter referred to as an "Adviser Indemnified Person") from and against any and all Losses, whether or not instituted or resulting in liability and whether or not any Adviser Indemnified Person is named as a party thereto, as and when incurred by any Adviser Indemnified Person, arising out of, relating to or incurred in connection with:

          (i) any violation or alleged violation of any law, rule or regulation or any judgment, order or decree caused by any action taken or omitted to be taken by the Sub-Adviser or any of its affiliates in connection with the performance by the Sub-Adviser of the obligations arising out of this Agreement; and

          (ii) any breach or alleged breach by the Sub-Adviser or any of its affiliates of any of their respective obligations, representations, warranties or agreements contained herein.

     (d) Each person entitled to indemnification under Subsections (b) or (c) above (an "indemnified party") shall give prompt notice to each person responsible for indemnifying such indemnified party (an "indemnifying party") of any action commenced against it in respect of which indemnify may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this Section. An indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for the indemnified parities, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for an Adviser Indemnified Person, such firm shall be designated in writing by the Adviser. In the case of any such separate firm for a Sub-Adviser Indemnified Person, such firm shall be designated in writing by the SubAdviser. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any Losses by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceedings.

     sec.9. Limitation of Trust's Liability. The Sub-Adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's and the Funds' liability set forth in its Declaration of Trust and under

Ohio law. The Sub-Adviser agrees that any of the Trust's obligations shall be limited to the assets of the Funds and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of the Trust.

     The Sessions Group is a business trust organized under Chapter 1746, Ohio Revised Code and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Ohio as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Sessions Group" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, as set forth in Section 1746.13(A), Ohio Revised Code, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     sec.10. Duration, Renewal, Termination and Amendment. This Agreement will become effective as of the date first written above, provided that it shall have been approved by vote of a majority of the outstanding voting securities of each Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect until January 1, 2000.

     Thereafter, if not terminated, this Agreement shall continue in effect with respect to a Fund for successive periods of one year each ending on December 31st of each year, provided such continuance is specifically approved with respect to a Fund at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of that Fund. This Agreement may be terminated as to a Fund at any time, without payment of any penalty, by the Trust's Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of that Fund upon, at least 60 days' prior written notice to the SubAdviser, or by the Sub-Adviser upon at least 60 days' prior written notice to the Adviser and the Trust's Board of Trustees, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Adviser Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Adviser and the Sub-Adviser, subject to approval by the Trust's Board of Trustees and by a majority of the Trust's Board of Trustees who are not "interested persons" of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and, if required by the 1940 Act and applicable SEC rules and regulations, a vote of a majority of the applicable Fund's outstanding voting securities.

     sec.11. Confidential Relationship. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties except as required by law or by this Agreement.

     sec.12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     sec.13. Miscellaneous. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of New York, provided that nothing herein shall be construed as being inconsistent with the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all parties.

     sec.14. Potential Conflicts of Interest. (a) Subject to applicable statutes and regulations, it is understood that trustees, officers or agents of the Trust are or may be interested in the Sub-Adviser or its affiliates as directors, officers, employees, agents, shareholders or otherwise, and that the directors, officers, employees, agents or shareholders of the SubAdviser or its affiliates may be interested in the Trust, as trustees, officers, agents or otherwise.

     (b) If the Sub-Adviser considers the purchase or sale of securities for a Fund and other advisory clients of the Sub-Adviser at or about the same time, transactions in such securities will be allocated among such Fund and such other clients in a manner deemed fair and reasonable by the Sub-Adviser, subject to any guidelines that may be adopted by the Board of Trustees of the Trust.

     sec.15. Notices. Any communication hereunder shall be in writing and shall be delivered in person or by facsimile (followed by mailing such written communication, air mail postage prepaid, on the date on which such facsimile is sent, to the address set forth below). Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that other person at the following relevant address (unless that other person has by fifteen (15) days' notice to the other specified another address):

          If to the Sub-Adviser:

           Morgan Stanley Asset Management Inc.
           1221 Avenue of the America
           New York, New York 10020
           Attention: General Counsel
           Telephone No.: (212) 296-7100
           Facsimile No.: (212) 921-5477

          If to the Adviser:

           National Bank of Commerce
           One Commerce Square
           Memphis, Tennessee 38150
           Attention:
           Telephone No.: (901)
           Facsimile No.:

Communications or documents made or delivered by personal delivery shall be deemed to have been received on the day of such delivery. Communications or documents made or delivered by facsimile shall be deemed to have been received upon production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient; provided that a hard copy of the communication or document so made or delivered by facsimile was posted the same day as the communication or document was made or delivered by electronic means.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

                                          NATIONAL BANK OF COMMERCE

                                          By
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                          MORGAN STANLEY ASSET MANAGEMENT INC.

                                          By
                                          --------------------------------------

                                          Title
                                          --------------------------------------

                                                          DATED: JANUARY 1, 1998

                                   SCHEDULE A

                    TO THE SUB-INVESTMENT ADVISORY AGREEMENT
                     BETWEEN NATIONAL BANK OF COMMERCE AND
                     MORGAN STANLEY ASSET MANAGEMENT, INC.

      NAME OF FUND                           COMPENSATION*                           DATE
-------------------------    ----------------------------------------------    ----------------
First Market Money           Annual rate of 0.25% of the average daily net     January 1, 1998
Market Fund                  assets of such Fund.

First Market Growth          Annual rate of 0.625% of the average daily net    January 1, 1998
Fund                         assets of such Fund up to $20 million, 0.50%
                             of the average daily net assets of such Fund
                             from $20 million up to $30 million, and 0.375%
                             of the average daily net assets of such Fund
                             from $30 million to $35 million. If the
                             average daily net assets of such Fund equal or
                             exceed $35 million, the annual rate of 0.56%
                             of the average daily net assets of such Fund.
MORGAN STANLEY ASSET MANAGEMENT INC.              NATIONAL BANK OF COMMERCE
By                                                By
---------------------------------------------     ---------------------------------------------
Title                                             Title
---------------------------------------------     ---------------------------------------------

---------------

*All fees are computed daily and paid monthly.

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT D

                 COMPARISON OF FUNDAMENTAL INVESTMENT POLICIES

                 CURRENT FUNDAMENTAL POLICY                          PROPOSED FUNDAMENTAL POLICY
  WITH RESPECT TO DIVERSIFICATION:                 [PROPOSAL
    8.a.]
-----------------------------------------------------------------------------------------------------

  [The Money Market Fund may not:] Purchase securities of       [No Riverside Capital Fund may:]
  any one issuer, other than obligations issued or              Purchase securities of any one
  guaranteed by the U.S. Government, its agencies or            issuer, other than obligations issued
  instrumentalities, if, immediately after such purchase,       or guaranteed by the U.S. Government,
  more than 5% of the value of the Fund's total assets would    its agencies or instrumentalities,
  be invested in such issuer, except that 25% or less of the    if, immediately after such purchase,
  value of the Fund's total assets may be invested without      more than 5% of the value of such
  regard to such 5% limitation. There is no limit to the        Fund's total assets would be invested
  percentage of assets that may be invested in U.S. Treasury    in such issuer, or such Fund would
  bills, notes, or other obligations issued or guaranteed by    hold more than 10% of the outstanding
  the U.S. Government, its agencies or instrumentalities.       voting securities of such issuer,
  [Neither the Value Fund nor the Income Fund may:] Purchase    except that 25% or less of the value
  securities of any one issuer, other than obligations          of such Fund's total assets may be
  issued or guaranteed by the U.S. Government, its agencies     invested without regard to such 5%
  or instrumentalities, if, immediately after such purchase,    limitation. There is no limit to the
  more than 5% of the value of the Fund's total assets would    percentage of assets that may be
  be invested in such issuer, or the Fund would hold more       invested in U.S. Treasury bills,
  than 10% of any class of securities of the issuer, except     notes, or other obligations issued or
  that up to 25% of the value of the Fund's total assets may    guaranteed by the U.S. Government,
  be invested without regard to such 5% limitations, or such    its agencies or instrumentalities.
  Fund would hold more than 10% of the outstanding voting
  securities of such issuer. There is no limit to the
  percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or assets may be invested without regard to such 5% limitations. There is
  no limit to the percentage of assets that may be invested
  in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or
  instrumentalities. guaranteed by the U.S. Government, its
  agencies or instrumentalities.
  [The Growth Fund may not:] Purchase securities of any one
  issuer, other than obligations issued or guaranteed by the
  U.S. Government, its agencies or instrumentalities, if,
  immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such
  issuer, or the Fund would hold more than 10% of any class
  of securities of the issuer, except that up to 25% of the
  value of the Fund's total assets may be invested without
  regard to such 5% limitations. There is no limit to the
  percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
-----------------------------------------------------------------------------------------------------

                 CURRENT FUNDAMENTAL POLICY                          PROPOSED FUNDAMENTAL POLICY
  WITH RESPECT TO PORTFOLIO CONCENTRATION:
                                                  [PROPOSAL
    8.b.]
-----------------------------------------------------------------------------------------------------
  [The Money Market Fund may not:] Purchase any securities      [None of the Riverside Capital Funds
  which would cause more than 25% of the value of the Fund's    may:] Purchase any securities which
  total assets at the time of purchase to be invested in        would cause more than 25% of the
  securities of one or more issuers conducting their            value of such Fund's total assets at
  principal business activities in the same industry,           the time of purchase to be invested
  provided that (a) there is no limitation with respect to      in securities of one or more issuers
  obligations issued or guaranteed by the U.S. Government,      conducting their principal business
  its agencies or instrumentalities, domestic bank              activities in the same industry,
  certificates of deposit or bankers' acceptances, and          provided that (a) there is no
  repurchase agreements secured by bank instruments or          limitation with respect to
  obligations of the U.S. Government, its agencies or           obligations issued or guaranteed by
  instrumentalities; (b) wholly owned finance companies will    the U.S. Government, its agencies or
  be considered to be in the industries of their parents if     instrumentalities, and repurchase
  their activities are primarily related to financing the       agreements secured by obligations of
  activities of their parents; and (c) utilities will be        the U.S. Government, its agencies or
  divided according to their services. For example, gas, gas    instrumentalities; (b) with respect
  transmission, electric and gas, electric, and telephone       to the Money Market Fund only, there
  will each be considered a separate industry.                  is no limitation with respect
  [None of the Value Fund, the Income Fund or the Growth        domestic bank instruments, including
  Fund may:] Purchase any securities which would cause more     certificates of deposit and bankers'
  than 25% of the value of the Fund's total assets at the       acceptances, and repurchase agreement
  time of purchase to be invested in securities of one or       secured by bank instruments; (c)
  more issuers conducting their principal business              wholly owned finance companies will
  activities in the same industry, provided that (a) there      be considered to be in the industries
  is no limitation with respect to obligations issued or        of their parents if their activities
  guaranteed by the U.S. Government, its agencies or            are primarily related to financing
  instrumentalities and repurchase agreements secured by        the activities of their parents; (d)
  obligations of the U.S. Government, its agencies or           financial services companies will be
  instrumentalities; (b) wholly owned finance companies will    classified according to the end users
  be considered to be in the industries of their parents if     of their services, for example,
  their activities are primarily related to financing the       automobile finance, bank finance and
  activities of their parents; and (c) utilities will be        diversified finance will each be
  divided according to their services. For example, gas, gas    considered a separate industry; (e)
  transmission, electric and gas, electric, and telephone       asset-backed securities will be
  will each be considered a separate industry.                  classified according to the
                                                                underlying assets securing such
                                                                securities; and (f) utilities will be
                                                                divided according to their services.
                                                                For example, gas, gas transmission,
                                                                electric and gas, electric, and
                                                                telephone will each be considered a
                                                                separate industry.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO BORROWING MONEY OR ISSUING SENIOR
    SECURITIES:
                                                  [PROPOSAL
    8.c.]
-----------------------------------------------------------------------------------------------------
  [None of the Money Market Fund, the Value Fund or the         [None of the Riverside Capital Funds
  Income Fund may:] Borrow money or issue senior securities,    may:] Borrow money or issue senior
  except that the Fund may borrow from banks or enter into      securities, except that each Fund may
  reverse repurchase agreements for temporary purposes in       enter into reverse repurchase
  amounts up to 10% of the value of its total assets at the     agreements and may otherwise borrow
  time of such borrowing. The Fund will not purchase            money or issue senior securities as
  securities while its borrowings (including reverse            and to the extent permitted by the
  repurchase agreements) exceed 5% of its total assets.         1940 Act or any rule, order or
  [The Growth Fund may not:] Borrow money or issue senior       interpretation thereunder. The Money
  securities, except that the Fund may borrow from banks or     Market Fund will not purchase
  enter into reverse repurchase agreements or dollar roll       securities while its borrowings
  agreements for temporary purposes in amounts up to 10% of     (including reverse repurchase
  the value of its total assets at the time of such             agreements) exceed 5% of its total
  borrowing, and except as permitted pursuant to appropriate    assets.
  exemptions from the 1940 Act. The Fund will not purchase
  securities while its borrowings (including reverse
  repurchase agreements and dollar roll agreements) exceed
  5% of its total assets.
-----------------------------------------------------------------------------------------------------

                 CURRENT FUNDAMENTAL POLICY                          PROPOSED FUNDAMENTAL POLICY
  WITH RESPECT TO REAL ESTATE:                    [PROPOSAL
    8.d.]
-----------------------------------------------------------------------------------------------------
  [None of the Money Market Fund, the Value Fund or the         [No Riverside Capital Fund may:]
  Income Fund may:] Purchase or sell real estate (although      Purchase or sell real estate
  investments in marketable securities of companies engaged     (although investments in securities
  in such activities are not prohibited by this                 of companies engaged in such
  restriction).                                                 activities and securities secured by
  [The Growth Fund may not:] Purchase or sell real estate       real estate or interests therein are
  (although investments in marketable securities of             not prohibited by this restriction).
  companies engaged in such activities and securities
  secured by real estate or interests therein are not
  prohibited by this restriction).
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO PURCHASING SECURITIES ON MARGIN:
                                                  [PROPOSAL
    8.e.]
-----------------------------------------------------------------------------------------------------
  [The Money Market Fund may not:] Purchase securities on       Reclassified as a non-fundamental
  margin.                                                       policy that provides as follows: [No
  [Each of the Value Fund and the Income Fund may not:]         Riverside Capital Fund may:] Purchase
  Purchase securities on margin, except for use of              securities on margin, except for use
  short-term credit necessary for clearance of purchases of     of short-term credit necessary for
  portfolio securities.                                         clearance of purchases of portfolio
  [The Growth Fund may not:] Purchase securities on margin,     securities and except as may be
  except for use of short-term credit necessary for             necessary to make margin payments in
  clearance of purchases of portfolio securities and except     connection with derivative securities
  as may be necessary to make margin payments in connection     transactions, including options,
  with derivative securities transactions.                      futures and options on futures.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO THE SHORT-SELLING OF SECURITIES: [PROPOSAL
    8.f.]
-----------------------------------------------------------------------------------------------------
  [None of the Riverside Capital Fund may:] Engage in any       Reclassified as a non-fundamental
  short sales.                                                  policy that provides as follows: [No
                                                                Riverside Capital Fund may:] Engage
                                                                in any short sales.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO COMMODITIES:                     [PROPOSAL
    9]
-----------------------------------------------------------------------------------------------------
  [The Money Market Fund may not]: Purchase or sell             [No Riverside Capital Fund may:]
  commodities or commodity contracts (including futures         Purchase or sell commodities or
  contracts).                                                   commodity contracts except to the
                                                                extent disclosed in the current
                                                                Prospectus of the Fund.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO MAKING LOANS:                [PROPOSAL
    10.a.]
-----------------------------------------------------------------------------------------------------
  [None of the Money Market Fund, the Value Fund or the         [No Riverside Capital Fund may:] Make
  Income Fund may:] Make loans, except that each Fund may       loans, except that the Fund may
  purchase or hold debt instruments and lend portfolio          purchase or hold debt instruments and
  securities in accordance with its investment objective and    lend portfolio securities in
  policies, and may enter into repurchase agreements.           accordance with its investment
                                                                objective and policies, make time
                                                                deposits with financial institutions
                                                                and may enter into repurchase
                                                                agreements.
-----------------------------------------------------------------------------------------------------

                 CURRENT FUNDAMENTAL POLICY                          PROPOSED FUNDAMENTAL POLICY
  WITH RESPECT TO THE UNDERWRITING OF SECURITIES: [PROPOSAL
    10.b.]
-----------------------------------------------------------------------------------------------------
  [None of the Money Market Fund, the Value Fund and the        [No Riverside Capital Fund may:]
  Income Fund may:] Underwrite the securities issued by         Underwrite the securities issued by
  other persons, except to the extent that the Fund may be      other persons, except to the extent
  deemed to be an underwriter under certain securities laws     that the Fund may be deemed to be an
  in the disposition of "restricted securities" acquired in     underwriter under certain securities
  accordance with the Fund's investment objectives and          laws in the disposition of
  policies.                                                     "restricted securities."
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO MORTGAGING OR PLEDGING ASSETS: [PROPOSAL
    10.c.]
-----------------------------------------------------------------------------------------------------
  [None of the Money Market Fund, the Value Fund or the         Reclassified as a non-fundamental
  Income Fund may:] Mortgage, pledge, or hypothecate any        policy that provides as follows: [No
  assets, except in connection with any [permissible]           Riverside Capital Fund may:] Mortgage
  borrowing and in amounts not in excess of the lesser of       or hypothecate the Fund's assets in
  the dollar amounts borrowed or 10% of the value of such       excess of 50% of the Fund's total
  Fund's total assets at the time of its borrowing.             assets; provided that each Fund may
                                                                also segregate assets without limit
                                                                in order to comply with the
                                                                requirements of sec.18(f) of the 1940
                                                                Act and applicable interpretations
                                                                thereof published from time to time
                                                                by the Commission and its staff.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO OIL, GAS OR MINERAL INTERESTS:  [PROPOSAL
    10.d.]
-----------------------------------------------------------------------------------------------------

  [The Money Market Fund may not:] Purchase or sell oil, gas    None
  or mineral exploration or development programs (although
  investments in marketable securities of companies engaged
  in such activities are not prohibited by this
  restriction).
  [Neither of the Value Fund nor the Income Fund may:]
  Purchase participations or direct interests in oil, gas or other mineral exploration or development programs
  (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited by this restriction).
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO PURCHASING OR WRITING OPTIONS: [PROPOSAL
  10.e.]
-----------------------------------------------------------------------------------------------------

  [The Money Market Fund may not:] Write or purchase put or     None
  call options.
  [Neither the Value Fund nor the Income Fund may:] Invest
  more than 5% of total assets in puts, calls, straddles,
  spreads or any combination thereof.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO INVESTING IN CERTAIN SECURITIES HELD BY
  THE GROUP'S OR THE INVESTMENT ADVISER'S TRUSTEES/DIRECTORS
  OR OFFICERS:                                     [PROPOSAL
  10.f.]
-----------------------------------------------------------------------------------------------------

  The Money Market Fund may not:] Purchase or retain            None
  securities of any issuer if the officers or Trustees of
  the Group or the officers or directors of its investment
  adviser owning beneficially more than one-half of 1% of
  the securities of such issuer together own beneficially
  more than 5% of such securities.
  [Neither the Value Fund nor the Income Fund may:] Purchase
  or retain the securities of an issuer if, to the knowledge of the Fund's management, the officers or trustees of the
  Group, and the officers or directors of the investment
  adviser, who each owns beneficially more than .5% of the
  outstanding securities of such issuer, together own
  beneficially more than 5% of such securities.
-----------------------------------------------------------------------------------------------------

                 CURRENT FUNDAMENTAL POLICY                          PROPOSED FUNDAMENTAL POLICY
  WITH RESPECT TO SECURITIES OF ISSUERS WITH LESS THAN THREE
  YEARS OF CONTINUOUS OPERATION:                [PROPOSAL
  10.g.]
-----------------------------------------------------------------------------------------------------

  [None of the Money Market Fund, the Value Fund or the         None
  Income Fund may:] Invest more than 5% of total assets in
  securities of issuers, which, together with any
  predecessors, have a record of less than three years of
  continuous operation.
  [The Money Market Fund may not:] Invest more than 10% of
  total assets in securities of issuers which together with
  any predecessors have a record of less than three years of continuous operation.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO INVESTING IN COMPANIES FOR PURPOSES OF
  EXERCISING CONTROL:                              [PROPOSAL
  11]
-----------------------------------------------------------------------------------------------------
  [The Money Market Fund may not:] Invest in any issuer for     None
  purposes of exercising control or management.
-----------------------------------------------------------------------------------------------------
  WITH RESPECT TO INVESTING IN WARRANTS:           [PROPOSAL
  12]
-----------------------------------------------------------------------------------------------------
  [Neither the Value Fund nor the Income Fund may:] Invest      None
  more than 5% of net assets in warrants valued at the lower of cost or market; provided that included within that
  amount, but not to exceed 2% of net assets, may be
  warrants which are not listed on the New York or American
  Stock Exchange. For the purposes of this restriction,
  warrants acquired in units or attached to securities are
  deemed to be without value.
-----------------------------------------------------------------------------------------------------

                                                                     PRELIMINARY
                                                                        COPY
                                                                   FORM OF PROXY


                               THE SESSIONS GROUP
                    RIVERSIDE CAPITAL _________________ FUND

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF THE GROUP

         The undersigned hereby appoints Walter B. Grimm, J. David Huber and George L. Stevens and each of them, with full power of substitution, proxies to vote and act with respect to all Shares of

Riverside Capital _______________ Fund

(the "Fund"), a series of The Sessions Group (the "Group"), which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Group (the "Meeting") to be held on Wednesday, December 24, 1997, at 3435 Stelzer Road, Columbus, Ohio 43219, at 10:00 a.m., EST, and at any and all adjournments thereof, on the following proposals and any matters incidental to such proposals, and to transact such other business as may properly come before the Meeting.

         The Shares represented by this Proxy will be voted upon the proposals listed above in accordance with the instruction given by the Shareholder, but if no instruction is given, this Proxy will be voted FOR the proposals and in accordance with the best judgment of the proxies on any other matter which properly comes before the Meeting.

         The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders dated November 26, 1997, and the Proxy Statement attached thereto.

         Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:      [ ]

                       KEEP THIS PORTION FOR YOUR RECORDS

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NOTE: Please sign legibly and exactly as name appears on this card.

Vote on Proposals:

1.       Approval of a new Investment  FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
Advisory Agreement between the Group and National Bank of Commerce ("NBC") with respect to the Riverside Capital Funds,

2. Approval a Sub-Investment           FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
Advisory Agreement between NBC and Miller Anderson & Sherrerd, LLP with respect to Riverside Capital Value Equity Fund and Riverside Capital Fixed Income Fund.

3. Approval of a Sub-Investment        FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
Advisory Agreement between NBC and Morgan Stanley Asset Management Inc. with respect to Riverside Capital Money Market Fund and Riverside Capital Growth Fund.

4. Approval of an amendment of         FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
the investment objective of the Riverside Capital Money Market Fund.

5. Approval of an amendment of         FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
the investment objective of the Riverside Capital Value Equity Fund.

6. Approval of an amendment of         FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
the investment objective of the Riverside Capital Fixed Income Fund.

7. Approval of an amendment of         FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
the investment objective of the Riverside Capital Growth Fund.

8. Approval of the following
matters with respect to certain
fundamental policies of each of the
Riverside Capital Funds:

  a. Amendment of each such Fund's     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to diversification.

  b. Amendment of each such Fund's     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to portfolio concentration.

  c. Amendment of each such Fund's     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to borrowing money or issuing senior securities.

  d. Amendment of each such Fund's     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to purchasing or selling real estate.

  e. Amendment of each such            FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
Fund's fundamental policy with respect to purchasing securities on margin and reclassification of such policy non-fundamental.

  f. Reclassification of each such     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
Fund's fundamental policy with respect to selling securities short to make such policy non-fundamental.

9. Approval of an amendment            FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
of the Riverside Capital Money Market Fund's fundamental policy with respect to investing in commodities or commodity contracts.

10. Approval of the following matters with respect to certain fundamental policies of each of the Riverside Capital Money Market, Value Equity and Fixed Income Funds:

  a. Amendment of each such Fund's     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to making loans.

  b. Amendment of each such Fund's     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to underwriting securities.

  c. Reclassification of each such     FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
Fund's fundamental policy with respect to mortgaging or pledging assets to make such policy non-fundamental.

  d. Deletion of each such Fund's      FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to oil, gas or mineral participations.

  e. Deletion of each such Fund's      FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to options.

  f. Deletion of each such Fund's FOR [ ] AGAINST [ ] ABSTAIN [ ] fundamental policy with respect to purchasing or retaining certain securities held by trustees, officers or directors of the Group or its investment adviser.

  g. Deletion of each such Fund's      FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
fundamental policy with respect to securities of issuers with less than three years of continuous operation.

11. Approval of the deletion of        FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
the Riverside Capital Money Market Fund's fundamental policy with respect to investing in companies for purposes of exercising control.

12. Approval of the deletion of        FOR  [ ]   AGAINST [ ]  ABSTAIN  [ ]
the Riverside Capital Value Equity Fund's and the Riverside Capital Fixed Income Fund's fundamental policy with respect to investing in warrants.

         If Shares are registered in the name of joint owners, each must sign the proxy. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in partnership name.

----------------------------------    ------
Signature [PLEASE SIGN WITHIN BOX]     Date
----------------------------------    ------
Signature (Joint Owners)           Date